                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

           NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
NOVEMBER 14, 2006                                             60606
                                                              (800) 257-8787

OCTOBER 4, 2006

NUVEEN FLOATING RATE INCOME FUND (JFR)
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND (JFP)
NUVEEN SENIOR INCOME FUND (NSL)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ) NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ) NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII) NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB) NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Floating Rate Income Fund ("Floating Rate"), Nuveen Floating Rate Income Opportunity Fund ("Floating Rate Opportunity"), Nuveen Tax-Advantaged Floating Rate Fund ("Tax-Advantaged Floating Rate"), Nuveen Senior Income Fund ("Senior Income"), Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Maryland Premium Income Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Ohio

Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Texas Quality Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund 2 and Nuveen Virginia Premium Income Municipal Fund, EACH A MASSACHUSETTS BUSINESS TRUST, and Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., EACH A MINNESOTA CORPORATION (individually, a "Fund" and collectively, the "Funds"), will be held in the 33rd floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 14, 2006, at 12:00 p.m., Central time (for each Fund, an "Annual Meeting"), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Minnesota corporation, except California Value, to elect nine
        (9) Board Members:

        i) seven (7) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares, voting together as a single class; and

        ii) two (2) Board Members to be elected by the holders of Municipal Auction Rate Cumulative Preferred Shares only, voting separately as a single class.

     b. For California Value, to elect four (4) Board Members.

     c. For each Massachusetts business trust, to elect nine (9) Board Members:

        i) seven (7) Board Members to be elected by the holders of Common Shares and Taxable Auctioned Preferred Shares for Senior Income; FundPreferred shares for Floating Rate, Floating Rate Opportunity and Tax-Advantaged Floating Rate; and Municipal Auction Rate Cumulative Preferred Shares for each other Massachusetts business trust (collectively, "Preferred Shares"), voting together as a single class; and

        ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

2. To transact such other business as may properly come before the Annual
   Meeting.

Shareholders of record at the close of business on September 18, 2006 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

OCTOBER 4, 2006

NUVEEN FLOATING RATE INCOME FUND (JFR)
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND (JFP)
NUVEEN SENIOR INCOME FUND (NSL)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII) NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB) NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Floating Rate Income Fund ("Floating Rate"), Nuveen Floating Rate Income Opportunity Fund ("Floating Rate Opportunity"), Nuveen Tax-Advantaged Floating Rate Fund ("Tax-Advantaged Floating Rate"), Nuveen Senior Income Fund ("Senior Income"), Nuveen Arizona Dividend Advantage Municipal Fund ("Arizona Dividend"), Nuveen Arizona Dividend Advantage Municipal Fund 2 ("Arizona Dividend 2"), Nuveen Arizona Dividend Advantage Municipal Fund 3 ("Arizona Dividend 3"), Nuveen California Premium Income Municipal Fund ("California Premium"), Nuveen California Dividend Advantage Municipal Fund ("California Dividend"), Nuveen California Dividend Advantage Municipal Fund 2 ("California Dividend 2"), Nuveen California Dividend Advantage Municipal Fund 3 ("California Dividend 3"), Nuveen Insured California Dividend Advantage Municipal Fund ("Insured California Dividend"), Nuveen Insured California Tax-Free Advantage Municipal Fund ("Insured California Tax-Free"), Nuveen Connecticut Dividend Advantage Municipal Fund ("Connecticut Dividend"), Nuveen Connecticut Dividend Advantage Municipal Fund 2 ("Connecticut Dividend 2"), Nuveen Connecticut Dividend Advantage Municipal Fund 3 ("Connecticut Dividend 3"), Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium") (Connecticut Dividend, Connecticut Dividend 2, Connecticut Dividend 3 and Connecticut Premium are collectively the "Connecticut Funds"), Nuveen Insured Florida Tax-Free Advantage Municipal Fund ("Insured Florida Tax-Free"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida Premium"), Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality") (Insured Florida Tax-Free, Insured Florida Premium, Florida Investment and Florida Quality are collectively the "Florida Funds"), Nuveen Georgia Dividend Advantage Municipal Fund ("Georgia Dividend"), Nuveen Georgia Dividend Advantage Municipal Fund 2 ("Georgia Dividend 2"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium") (Georgia Dividend, Georgia Dividend 2 and Georgia Premium are collectively the "Georgia Funds"),

Nuveen Maryland Dividend Advantage Municipal Fund ("Maryland Dividend"), Nuveen Maryland Dividend Advantage Municipal Fund 2 ("Maryland Dividend 2"), Nuveen Maryland Dividend Advantage Municipal Fund 3 ("Maryland Dividend 3"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium") (Maryland Dividend, Maryland Dividend 2, Maryland Dividend 3 and Maryland Premium are collectively the "Maryland Funds"), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund ("Insured Massachusetts Tax-Free"), Nuveen Massachusetts Dividend Advantage Municipal Fund ("Massachusetts Dividend"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium") (Insured Massachusetts Tax-Free, Massachusetts Dividend and Massachusetts Premium are collectively the "Massachusetts Funds"), Nuveen Michigan Dividend Advantage Municipal Fund ("Michigan Dividend"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen New Jersey Dividend Advantage Municipal Fund ("New Jersey Dividend"), Nuveen New Jersey Dividend Advantage Municipal Fund 2 ("New Jersey Dividend 2"), Nuveen North Carolina Dividend Advantage Municipal Fund ("North Carolina Dividend"), Nuveen North Carolina Dividend Advantage Municipal Fund 2 ("North Carolina Dividend 2"), Nuveen North Carolina Dividend Advantage Municipal Fund 3 ("North Carolina Dividend 3"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium") (North Carolina Dividend, North Carolina Dividend 2, North Carolina Dividend 3 and North Carolina Premium are collectively the "North Carolina Funds"), Nuveen Ohio Dividend Advantage Municipal Fund ("Ohio Dividend"), Nuveen Ohio Dividend Advantage Municipal Fund 2 ("Ohio Dividend 2"), Nuveen Ohio Dividend Advantage Municipal Fund 3 ("Ohio Dividend 3"), Nuveen Pennsylvania Dividend Advantage Municipal Fund ("Pennsylvania Dividend"), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 ("Pennsylvania Dividend 2"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium 2"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment") (Pennsylvania Dividend, Pennsylvania Dividend 2, Pennsylvania Premium 2 and Pennsylvania Investment are collectively the "Pennsylvania Funds"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality"), Nuveen Virginia Dividend Advantage Municipal Fund ("Virginia Dividend"), Nuveen Virginia Dividend Advantage Municipal Fund 2 ("Virginia Dividend 2") and Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium") (Virginia Dividend, Virginia Dividend 2 and Virginia Premium are collectively the "Virginia Funds"), EACH A MASSACHUSETTS BUSINESS TRUST (COLLECTIVELY, THE "MASSACHUSETTS BUSINESS TRUSTS"), and Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium") (Arizona Dividend, Arizona Dividend 2, Arizona Dividend 3 and Arizona Premium are collectively the "Arizona Funds"), Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2") (California Value, California Performance, California Opportunity, California Investment, California Select, California Quality, Insured California, Insured California 2, California Premium, California Dividend, California Dividend 2, California Dividend 3, Insured California Dividend and Insured California Tax-Free are collectively the "California Funds"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality") (Michigan Dividend, Michigan Premium and Michigan Quality are collectively the

"Michigan Funds"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment"), Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (New Jersey Dividend, New Jersey Dividend 2, New Jersey Investment and New Jersey Premium are collectively the "New Jersey Funds") and Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality") (Ohio Dividend, Ohio Dividend 2, Ohio Dividend 3 and Ohio Quality are collectively the "Ohio Funds"), EACH A MINNESOTA CORPORATION (COLLECTIVELY, THE "MINNESOTA CORPORATIONS") (the Massachusetts Business Trusts and Minnesota Corporations are each a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 33rd floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 14, 2006, at 12:00 p.m., Central time (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about October 4, 2006.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

-------------------------------------------------------------------------------------
MATTER                                            COMMON SHARES   PREFERRED SHARES(1)
-------------------------------------------------------------------------------------
1a(i). For each Minnesota Corporation (except           X                 X
       California Value) election of seven (7)
       Board Members by all shareholders
-------------------------------------------------------------------------------------
 a(ii). For each Minnesota Corporation (except                            X
        California Value) election of two (2)
        Board Members by Preferred Shares only
-------------------------------------------------------------------------------------
 b.  Election of four (4) Board Members for             X                N/A
     California Value by all shareholders
-------------------------------------------------------------------------------------
 c(i). For each Massachusetts Business Trust,           X                 X
       election of seven (7) Board Members by
       all shareholders
-------------------------------------------------------------------------------------
 c(ii). For each Massachusetts Business Trust,                            X
        election of two (2) Board Members by
        Preferred Shares only
-------------------------------------------------------------------------------------

(1) Taxable Auctioned Preferred Shares for Senior Income; FundPreferred shares for Floating Rate, Floating Rate Opportunity and Tax-Advantaged Floating Rate; and Municipal Auction Rate Cumulative Preferred Shares
    ("MuniPreferred") for each other Fund are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund

(which is not applicable to California Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred Shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred Shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on September 18, 2006 will be entitled to one vote for each share held. As of September 18, 2006, the shares of the Funds were issued and outstanding as follows:

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Floating Rate                 JFR                 47,286,920         Series M    4,000
                                                                         Series T    4,000
                                                                         Series W    4,000
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Floating Rate Opportunity     JRO                 28,397,051         Series M    3,200
                                                                         Series TH   3,200
                                                                         Series F    3,200
----------------------------------------------------------------------------------------------
    Tax-Advantaged Floating       JFP                 13,851,500         Series TH   3,120
    Rate
----------------------------------------------------------------------------------------------
    Senior Income                 NSL                 29,809,917         Series TH   1,840
----------------------------------------------------------------------------------------------
    Arizona Dividend              NFZ                  1,548,069         Series T      480
----------------------------------------------------------------------------------------------
    Arizona Dividend 2            NKR                  2,431,777         Series W      740
----------------------------------------------------------------------------------------------
    Arizona Dividend 3            NXE                  3,067,531         Series M      880
----------------------------------------------------------------------------------------------
    Arizona Premium               NAZ                  4,468,210         Series TH   1,200
----------------------------------------------------------------------------------------------
    California Value              NCA                 25,241,808         N/A
----------------------------------------------------------------------------------------------
    California Performance        NCP                 12,965,744         Series T    1,800
                                                                         Series W      640
                                                                         Series F    1,800
----------------------------------------------------------------------------------------------
    California Opportunity        NCO                  8,156,800         Series W    2,200
                                                                         Series F      520
----------------------------------------------------------------------------------------------
    California Investment         NQC                 13,580,232         Series M    3,600
                                                                         Series W      880
----------------------------------------------------------------------------------------------
    California Select             NVC                 23,114,856         Series T    2,400
                                                                         Series W    1,680
                                                                         Series TH   3,600
----------------------------------------------------------------------------------------------
    California Quality            NUC                 21,999,727         Series M    1,400
                                                                         Series W    3,000
                                                                         Series F    3,000
----------------------------------------------------------------------------------------------
    Insured California            NPC                  6,455,666         Series T    1,800
----------------------------------------------------------------------------------------------
    Insured California 2          NCL                 12,716,370         Series T    1,900
                                                                         Series TH   1,900
----------------------------------------------------------------------------------------------
    California Premium            NCU                  5,774,216         Series M    1,720
----------------------------------------------------------------------------------------------
    California Dividend           NAC                 23,453,708         Series TH   3,500
                                                                         Series F    3,500
----------------------------------------------------------------------------------------------
    California Dividend 2         NVX                 14,790,660         Series M    2,200
                                                                         Series F    2,200
----------------------------------------------------------------------------------------------
    California Dividend 3         NZH                 24,112,833         Series M    3,740
                                                                         Series TH   3,740
----------------------------------------------------------------------------------------------
    Insured California Dividend   NKL                 15,266,858         Series T    2,360
                                                                         Series F    2,360
----------------------------------------------------------------------------------------------
    Insured California Tax-Free   NKX                  5,883,301         Series TH   1,800
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Connecticut Dividend          NFC                  2,572,515         Series T      780
----------------------------------------------------------------------------------------------
    Connecticut Dividend 2        NGK                  2,312,831         Series W      700
----------------------------------------------------------------------------------------------
    Connecticut Dividend 3        NGO                  4,359,370         Series F    1,280
----------------------------------------------------------------------------------------------
    Connecticut Premium           NTC                  5,358,793         Series TH   1,532
----------------------------------------------------------------------------------------------
    Insured Florida Tax-Free      NWF                  3,882,373         Series W    1,160
----------------------------------------------------------------------------------------------
    Insured Florida Premium       NFL                 14,393,396         Series W    1,640
                                                                         Series TH   2,800
----------------------------------------------------------------------------------------------
    Florida Investment            NQF                 16,587,502         Series T    3,080
                                                                         Series F    2,200
----------------------------------------------------------------------------------------------
    Florida Quality               NUF                 14,302,595         Series M    1,700
                                                                         Series TH   1,700
                                                                         Series F    1,280
----------------------------------------------------------------------------------------------
    Georgia Dividend              NZX                  1,966,283         Series M      600
----------------------------------------------------------------------------------------------
    Georgia Dividend 2            NKG                  4,553,660         Series F    1,320
----------------------------------------------------------------------------------------------
    Georgia Premium               NPG                  3,804,138         Series TH   1,112
----------------------------------------------------------------------------------------------
    Maryland Dividend             NFM                  4,175,124         Series M    1,280
----------------------------------------------------------------------------------------------
    Maryland Dividend 2           NZR                  4,185,205         Series F    1,280
----------------------------------------------------------------------------------------------
    Maryland Dividend 3           NWI                  5,360,346         Series T    1,560
----------------------------------------------------------------------------------------------
    Maryland Premium              NMY                 10,633,841         Series W    1,404
                                                                         Series TH   1,760
----------------------------------------------------------------------------------------------
    Insured Massachusetts         NGX                  2,722,095         Series W      820
    Tax-Free
----------------------------------------------------------------------------------------------
    Massachusetts Dividend        NMB                  1,956,482         Series T      600
----------------------------------------------------------------------------------------------
    Massachusetts Premium         NMT                  4,761,292         Series TH   1,360
----------------------------------------------------------------------------------------------
    Michigan Dividend             NZW                  2,064,276         Series W      640
----------------------------------------------------------------------------------------------
    Michigan Premium              NMP                  7,751,047         Series M      840
                                                                         Series TH   1,400
----------------------------------------------------------------------------------------------
    Michigan Quality              NUM                 11,714,953         Series TH   3,200
                                                                         Series F      560
----------------------------------------------------------------------------------------------
    Missouri Premium              NOM                  2,293,265         Series TH     640
----------------------------------------------------------------------------------------------
    New Jersey Dividend           NXJ                  6,566,663         Series T    1,920
----------------------------------------------------------------------------------------------
    New Jersey Dividend 2         NUJ                  4,517,888         Series W    1,380
----------------------------------------------------------------------------------------------
    New Jersey Investment         NQJ                 20,484,321         Series M    3,200
                                                                         Series TH   2,000
                                                                         Series F    1,280
----------------------------------------------------------------------------------------------
    New Jersey Premium            NNJ                 12,049,496         Series T      624
                                                                         Series W    1,440
                                                                         Series TH   1,600
----------------------------------------------------------------------------------------------
    North Carolina Dividend       NRB                  2,257,434         Series T      680
----------------------------------------------------------------------------------------------
    North Carolina Dividend 2     NNO                  3,747,433         Series F    1,120
----------------------------------------------------------------------------------------------
    North Carolina Dividend 3     NII                  3,930,105         Series W    1,120
----------------------------------------------------------------------------------------------
    North Carolina Premium        NNC                  6,351,838         Series TH   1,872
----------------------------------------------------------------------------------------------
    Ohio Dividend                 NXI                  4,242,916         Series W    1,240
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Ohio Dividend 2               NBJ                  3,121,477         Series F      960
----------------------------------------------------------------------------------------------
    Ohio Dividend 3               NVJ                  2,158,239         Series T      660
----------------------------------------------------------------------------------------------
    Ohio Quality                  NUO                  9,746,031         Series M      680
                                                                         Series TH1  1,400
                                                                         Series TH2  1,000
----------------------------------------------------------------------------------------------
    Pennsylvania Dividend         NXM                  3,323,983         Series T    1,000
----------------------------------------------------------------------------------------------
    Pennsylvania Dividend 2       NVY                  3,724,790         Series M    1,140
----------------------------------------------------------------------------------------------
    Pennsylvania Premium 2        NPY                 15,826,750         Series M      844
                                                                         Series TH   2,080
                                                                         Series F    1,800
----------------------------------------------------------------------------------------------
    Pennsylvania Investment       NQP                 16,301,497         Series T      880
                                                                         Series W    2,400
                                                                         Series TH   2,000
----------------------------------------------------------------------------------------------
    Texas Quality                 NTX                  9,495,144         Series M      760
                                                                         Series TH   2,000
----------------------------------------------------------------------------------------------
    Virginia Dividend             NGB                  3,128,282         Series W      960
----------------------------------------------------------------------------------------------
    Virginia Dividend 2           NNB                  5,720,907         Series M    1,680
----------------------------------------------------------------------------------------------
    Virginia Premium              NPV                  8,912,599         Series T      832
                                                                         Series TH   1,720
----------------------------------------------------------------------------------------------

* The common shares of all of the Funds are listed on the New York Stock Exchange, except NFZ, NKR, NXE, NCU, NVX, NZH, NKL, NKX, NFC, NGK, NGO, NWF, NZX, NKG, NPG, NFM, NZR, NWI, NGX, NMB, NZW, NOM, NXJ, NUJ, NRB, NNO, NII, NXI, NBJ, NVJ, NXM, NVY, NGB and NNB, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

MINNESOTA CORPORATIONS

At the Annual Meeting of each Minnesota Corporation, Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified. Under the terms of each Minnesota Corporation's organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For California Value, four (4) Board Members are nominated to be elected at this meeting.

     A. FOR EACH MINNESOTA CORPORATION, EXCEPT CALIFORNIA VALUE:

          (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown,

     Evans, Hunter, Kundert, Stockdale and Sunshine are nominees for election by all shareholders.

          (ii) two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

     B. FOR CALIFORNIA VALUE: The Board of California Value has designated Board Members Bremner, Evans and Schneider as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009, and has re-designated Board Member Stockdale as a Class I Board Member, and as a nominee for Board Member for a term expiring at the annual meeting of shareholders in 2007 or until their successors have been duly elected and qualified. The Board re-designated Board Member Stockdale as a Class I Board Member pursuant to California Value's Articles of Incorporation in order to maintain an equal number of directors in each class. The remaining Board Members Brown, Schwertfeger, Hunter, Kundert and Sunshine are current and continuing Board Members. The Board of California Value has designated Board Members Brown and Schwertfeger as continuing Class I Board Members for terms expiring in 2007 and has designated Board Members Hunter, Kundert and Sunshine as continuing Class II Board Members for terms expiring in 2008.

MASSACHUSETTS BUSINESS TRUSTS

In February 2006, the By-Laws of each Massachusetts Business Trust were amended to provide for the division of the Board into classes. Pursuant to the amended By-Laws, the Board Members of each Massachusetts Business Trust classified themselves by resolution dated August 1, 2006 into three classes, Class I, Class II and Class III, to be elected at the Annual Meeting by the holders of the outstanding Common Shares and Preferred Shares, voting together as a single class. If elected, Class I Board Members will serve until the first succeeding annual meeting subsequent to their election; Class II Board Members will serve until the second succeeding annual meeting subsequent to their election; and Class III Board Members will serve until the third succeeding annual meeting subsequent to their election. At each subsequent annual meeting, the Board Members chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Board Members whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For each Massachusetts Business Trust, under normal circumstances, holders of Preferred Shares will continue to be entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

     C.  FOR EACH MASSACHUSETTS BUSINESS TRUST:

          (i) seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Brown and Stockdale have been designated as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2007 or until their successors have been duly elected and qualified. Board Members Hunter, Kundert and Sunshine have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

          (ii) two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for California Value, all of the Board Member nominees were last elected to each Fund's Board at the 2005 annual meeting of shareholders. Board Members Hunter, Kundert and Sunshine were last elected as Class II members of the Board of California Value at the 2005 annual meeting of shareholders. Board Members Brown and Schwertfeger were last elected as Class I members of the Board of California Value at the 2004 annual meeting of shareholders. Board Members Bremner, Evans, Schneider and Stockdale were last elected as Class III members of the Board of California Value at the 2003 annual meeting of shareholders.

Other than Mr. Schwertfeger, all Board Member nominees are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Funds or Nuveen Asset Management (the "Adviser") and have never been an employee or director of Nuveen Investments, Inc. ("Nuveen"), the Adviser's parent company, or any affiliate. Accordingly, such Board Members are deemed "Independent Board Members."

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Fund

Robert P. Bremner      Board        Term: Annual or as  Private Investor        167        N/A
c/o Nuveen             Member;      a Class III Board   and Management
Investments, Inc.      Lead         Member until 2009   Consultant.
333 West Wacker Drive  Independent  Length of Service:
Chicago, IL 60606      Director     Since 1996; Lead
(8/22/40)                           Independent
                                    Director Since
                                    2005
Lawrence H. Brown      Board        Term: Annual or as  Retired (1989) as       167        See
c/o Nuveen             Member       a Class I Board     Senior Vice                        Principal
Investments, Inc.                   Member until 2007   President of The                   Occupation
333 West Wacker Drive               Length of Service:  Northern Trust                     Description
Chicago, IL 60606                   Since 1993          Company; Director,
(7/29/34)                                               Community Advisory
                                                        Board for Highland
                                                        Park and Highwood,
                                                        United Way of the
                                                        North Shore (since
                                                        2002).

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Jack B. Evans          Board        Term: Annual or as  President, The          167        See
c/o Nuveen             Member       a Class III Board   Hall- Perrine                      Principal
Investments, Inc.                   Member until 2009   Foundation, a                      Occupation
333 West Wacker Drive               Length of Service:  private                            Description
Chicago, IL 60606                   Since 1999          philanthropic
(10/22/48)                                              corporation (since
                                                        1996); Director and
                                                        Vice Chairman,
                                                        United Fire Group,
                                                        a publicly held
                                                        company; Adjunct
                                                        Faculty Member,
                                                        University of Iowa;
                                                        Director, Gazette
                                                        Companies; Life
                                                        Trustee of Coe
                                                        College and Iowa
                                                        College Foundation;
                                                        formerly, Director,
                                                        Alliant Energy;
                                                        formerly, Director,
                                                        Federal Reserve
                                                        Bank of Chicago;
                                                        formerly, President
                                                        and Chief Operating
                                                        Officer, SCI
                                                        Financial Group,
                                                        Inc., a regional
                                                        financial services
                                                        firm.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
William C. Hunter      Board        Term: Annual or as  Dean, Tippie            167        See
c/o Nuveen             Member       a Class II Board    College of                         Principal
Investments, Inc.                   Member until 2008   Business,                          Occupation
333 West Wacker Drive               Length of Service:  University of Iowa                 Description
Chicago, IL 60606                   Since 2004          (since June 2006);
(3/6/48)                                                formerly,
                                                        (2003-2006), Dean
                                                        and Distinguished
                                                        Professor of
                                                        Finance, School of
                                                        Business at the
                                                        University of
                                                        Connecticut;
                                                        formerly, Senior
                                                        Vice President and
                                                        Director of
                                                        Research at the
                                                        Federal Reserve
                                                        Bank of Chicago
                                                        (1995-2003);
                                                        Director, Credit
                                                        Research Center at
                                                        Georgetown
                                                        University;
                                                        Director (since
                                                        2004) of Xerox
                                                        Corporation, a
                                                        publicly held
                                                        company; Director,
                                                        SS&C Technologies,
                                                        Inc. (May
                                                        2005-October 2005).

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
David J. Kundert       Board        Term: Annual or as  Retired (2004) as       165        See
c/o Nuveen             Member       a Class II Board    Chairman, JPMorgan                 Principal
Investments, Inc.                   Member until 2008   Fleming Asset                      Occupation
333 West Wacker Drive               Length of Service:  Management,                        Description
Chicago, IL 60606                   Since 2005          President and CEO,
(10/28/42)                                              Banc One Investment
                                                        Advisors
                                                        Corporation, and
                                                        President, One
                                                        Group Mutual Funds;
                                                        prior thereto,
                                                        Executive Vice
                                                        President, Bank One
                                                        Corporation and
                                                        Chairman and CEO,
                                                        Banc One Investment
                                                        Management Group;
                                                        Board of Regents,
                                                        Luther College;
                                                        member of the
                                                        Wisconsin Bar
                                                        Association; member
                                                        of Board of
                                                        Directors, Friends
                                                        of Boerner
                                                        Botanical Gardens.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
William J. Schneider   Board        Term: Annual or as  Chairman, Miller-       167        See
c/o Nuveen             Member       a Class III Board   Valentine Partners                 Principal
Investments, Inc.                   Member until 2009   Ltd., a real estate                Occupation
333 West Wacker Drive               Length of Service:  investment company;                Description
Chicago, IL 60606                   Since 1996          formerly, Senior
(9/24/44)                                               Partner and Chief
                                                        Operating Officer
                                                        (retired 2004) of
                                                        Miller-Valentine
                                                        Group; formerly,
                                                        Vice President,
                                                        Miller-Valentine
                                                        Realty; Director,
                                                        Chair of the
                                                        Finance Committee
                                                        and Member of the
                                                        Audit Committee of
                                                        Premier Health
                                                        Partners, the
                                                        not-for-profit
                                                        parent company of
                                                        Miami Valley
                                                        Hospital; Vice
                                                        President of the
                                                        Dayton Philharmonic
                                                        Orchestra
                                                        Association; Board
                                                        Member, Regional
                                                        Leaders Forum which
                                                        promotes
                                                        cooperation on
                                                        economic
                                                        development issues;
                                                        formerly, Director,
                                                        Dayton Development
                                                        Coalition;
                                                        formerly, Member,
                                                        Community Advisory
                                                        Board, National
                                                        City Bank, Dayton,
                                                        Ohio and Business
                                                        Advisory Council,
                                                        Cleveland Federal
                                                        Reserve Bank.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Board        Term: Annual or as  Executive Director,     167        N/A
c/o Nuveen             Member       a Class I Board     Gaylord and Dorothy
Investments, Inc.                   Member until 2007   Donnelley
333 West Wacker Drive               Length of Service:  Foundation (since
Chicago, IL 60606                   Since 1997          1994); prior
(12/29/47)                                              thereto, Executive
                                                        Director, Great
                                                        Lakes Protection
                                                        Fund (from 1990 to
                                                        1994).
Eugene S. Sunshine     Board        Term: Annual or as  Senior Vice             167        See
c/o Nuveen             Member       a Class II Board    President for                      Principal
Investments, Inc.                   Member until 2008   Business and                       Occupation
333 West Wacker Drive               Length of Service:  Finance (since                     Description
Chicago, IL 60606                   Since 2005          1997), Northwestern
(1/22/50)                                               University;
                                                        Director (since
                                                        2003), Chicago
                                                        Board Options
                                                        Exchange; Chairman
                                                        (since 1997), Board
                                                        of Directors,
                                                        Rubicon, an
                                                        insurance company
                                                        owned by
                                                        Northwestern
                                                        University;
                                                        Director (since
                                                        1997), Evanston
                                                        Chamber of Commerce
                                                        and Evanston
                                                        Inventure, a
                                                        business
                                                        development
                                                        organization;
                                                        formerly, Director
                                                        (2003-2006),
                                                        National Mentor
                                                        Holdings, a
                                                        privately-held,
                                                        national provider
                                                        of home and
                                                        community-based
                                                        services.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Nominee who is an
interested person of
the Fund

Timothy R.             Chairman of  Term: Annual or as  Chairman and            167        See
Schwertfeger(2)        the Board    a Class I Board     Director (since                    Principal
333 West Wacker Drive  and Board    Member until 2007   1996) of Nuveen                    Occupation
Chicago, IL 60606      Member       Length of Service:  Investments, Inc.                  Description
(3/28/49)                           Since 1996          and Nuveen
                                                        Investments, LLC;
                                                        Chairman and
                                                        Director (since
                                                        1997) of Nuveen
                                                        Asset Management;
                                                        Chairman and
                                                        Director (since
                                                        1999) of
                                                        Rittenhouse Asset
                                                        Management, Inc.;
                                                        Chairman of Nuveen
                                                        Investments
                                                        Advisers, Inc.
                                                        (since 2002); Chief
                                                        Executive Officer,
                                                        NWQ Holdings, LLC;
                                                        formerly, Director
                                                        (from 1996 to 2006)
                                                        of Institutional
                                                        Capital
                                                        Corporation;
                                                        formerly, Director
                                                        (from 1992 to 2004)
                                                        and Chairman (from
                                                        1996 to 2004) of
                                                        Nuveen Advisory
                                                        Corp. and Nuveen
                                                        Institutional
                                                        Advisory Corp.(3)
-------------------------------------------------------------------------------------------------------

(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2005.

                                    DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------
                                                                 TAX-
                                               FLOATING    ADVANTAGED
         BOARD MEMBER            FLOATING          RATE      FLOATING      SENIOR     ARIZONA      ARIZONA
           NOMINEES                  RATE   OPPORTUNITY          RATE      INCOME    DIVIDEND   DIVIDEND 2
----------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0            $0            $0          $0          $0          $0
Lawrence H. Brown.............          0             0             0    1-10,000           0           0
Jack B. Evans.................    10,001-             0             0     10,001-           0           0
                                   50,000                                  50,000
William C. Hunter.............          0             0             0           0           0           0
David J. Kundert..............          0             0             0           0           0           0
William J. Schneider..........          0       50,001-             0           0           0           0
                                                100,000
Timothy R. Schwertfeger.......          0             0             0        Over           0           0
                                                                          100,000
Judith M. Stockdale...........          0             0             0           0           0           0
Eugene S. Sunshine............          0             0             0           0           0           0
----------------------------------------------------------------------------------------------------------

                                DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------
BOARD MEMBER              ARIZONA   ARIZONA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
NOMINEES               DIVIDEND 3   PREMIUM        VALUE   PERFORMANCE   OPPORTUNITY   INVESTMENT
-------------------------------------------------------------------------------------------------
Robert P. Bremner....     $ 0         $ 0        $ 0           $ 0           $ 0          $ 0
Lawrence H. Brown....       0           0          0             0             0            0
Jack B. Evans........       0           0          0             0             0            0
William C. Hunter....       0           0          0             0             0            0
David J. Kundert.....       0           0          0             0             0            0
William J.
  Schneider..........       0           0          0             0             0            0
Timothy R.
  Schwertfeger.......       0           0          0             0             0            0
Judith M.
  Stockdale..........       0           0          0             0             0            0
Eugene S. Sunshine...       0           0          0             0             0            0
-------------------------------------------------------------------------------------------------

                                  DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------
BOARD MEMBER             CALIFORNIA   CALIFORNIA      INSURED        INSURED   CALIFORNIA   CALIFORNIA
NOMINEES                     SELECT      QUALITY   CALIFORNIA   CALIFORNIA 2      PREMIUM     DIVIDEND
------------------------------------------------------------------------------------------------------
Robert P. Bremner......     $ 0          $ 0          $ 0           $ 0           $ 0          $ 0
Lawrence H. Brown......       0            0            0             0             0            0
Jack B. Evans..........       0            0            0             0             0            0
William C. Hunter......       0            0            0             0             0            0
David J. Kundert.......       0            0            0             0             0            0
William J. Schneider...       0            0            0             0             0            0
Timothy R.
  Schwertfeger.........       0            0            0             0             0            0
Judith M. Stockdale....       0            0            0             0             0            0
Eugene S. Sunshine.....       0            0            0             0             0            0
------------------------------------------------------------------------------------------------------

                                  DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------
                                                      INSURED      INSURED
BOARD MEMBER             CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CONNECTICUT   CONNECTICUT
NOMINEES                 DIVIDEND 2   DIVIDEND 3     DIVIDEND     TAX-FREE      DIVIDEND    DIVIDEND 2
------------------------------------------------------------------------------------------------------
Robert P. Bremner......     $ 0          $ 0          $ 0          $ 0           $ 0           $ 0
Lawrence H. Brown......       0            0            0            0             0             0
Jack B. Evans..........       0            0            0            0             0             0
William C. Hunter......       0            0            0            0             0             0
David J. Kundert.......       0            0            0            0             0             0
William J. Schneider...       0            0            0            0             0             0
Timothy R.
  Schwertfeger.........       0            0            0            0             0             0
Judith M. Stockdale....       0            0            0            0             0             0
Eugene S. Sunshine.....       0            0            0            0             0             0
------------------------------------------------------------------------------------------------------

                              DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------
                                                     INSURED   INSURED
BOARD MEMBER            CONNECTICUT   CONNECTICUT    FLORIDA   FLORIDA      FLORIDA   FLORIDA
NOMINEES                 DIVIDEND 3       PREMIUM   TAX-FREE   PREMIUM   INVESTMENT   QUALITY
---------------------------------------------------------------------------------------------
Robert P. Bremner.....      $ 0           $ 0         $ 0        $ 0        $ 0         $ 0
Lawrence H. Brown.....        0             0           0          0          0           0
Jack B. Evans.........        0             0           0          0          0           0
William C. Hunter.....        0             0           0          0          0           0
David J. Kundert......        0             0           0          0          0           0
William J.
  Schneider...........        0             0           0          0          0           0
Timothy R.
  Schwertfeger........        0             0           0          0          0           0
Judith M. Stockdale...        0             0           0          0          0           0
Eugene S. Sunshine....        0             0           0          0          0           0
---------------------------------------------------------------------------------------------

                             DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------
BOARD MEMBER            GEORGIA      GEORGIA   GEORGIA   MARYLAND     MARYLAND     MARYLAND
NOMINEES               DIVIDEND   DIVIDEND 2   PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
-------------------------------------------------------------------------------------------
Robert P. Bremner....    $ 0         $ 0         $ 0       $ 0          $ 0          $ 0
Lawrence H. Brown....      0           0           0         0            0            0
Jack B. Evans........      0           0           0         0            0            0
William C. Hunter....      0           0           0         0            0            0
David J. Kundert.....      0           0           0         0            0            0
William J.
  Schneider..........      0           0           0         0            0            0
Timothy R.
  Schwertfeger.......      0           0           0         0            0            0
Judith M.
  Stockdale..........      0           0           0         0            0            0
Eugene S. Sunshine...      0           0           0         0            0            0
-------------------------------------------------------------------------------------------

                                  DOLLAR RANGE OF EQUITY SECURITIES
-----------------------------------------------------------------------------------------------------
                                        INSURED
BOARD MEMBER           MARYLAND   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MICHIGAN   MICHIGAN
NOMINEES                PREMIUM        TAX-FREE        DIVIDEND         PREMIUM   DIVIDEND    PREMIUM
-----------------------------------------------------------------------------------------------------
Robert P. Bremner....    $ 0           $ 0             $ 0             $ 0          $ 0        $ 0
Lawrence H. Brown....      0             0               0               0            0          0
Jack B. Evans........      0             0               0               0            0          0
William C. Hunter....      0             0               0               0            0          0
David J. Kundert.....      0             0               0               0            0          0
William J.
  Schneider..........      0             0               0               0            0          0
Timothy R.
  Schwertfeger.......      0             0               0               0            0          0
Judith M.
  Stockdale..........      0             0               0               0            0          0
Eugene S. Sunshine...      0             0               0               0            0          0
-----------------------------------------------------------------------------------------------------

                            DOLLAR RANGE OF EQUITY SECURITIES
-----------------------------------------------------------------------------------------
                                                  NEW          NEW          NEW       NEW
BOARD MEMBER           MICHIGAN   MISSOURI     JERSEY       JERSEY       JERSEY    JERSEY
NOMINEES                QUALITY    PREMIUM   DIVIDEND   DIVIDEND 2   INVESTMENT   PREMIUM
-----------------------------------------------------------------------------------------
Robert P. Bremner....    $ 0        $ 0         $ 0         $ 0          $ 0        $ 0
Lawrence H. Brown....      0          0           0           0            0          0
Jack B. Evans........      0          0           0           0            0          0
William C. Hunter....      0          0           0           0            0          0
David J. Kundert.....      0          0           0           0            0          0
William J.
  Schneider..........      0          0           0           0            0          0
Timothy R.
  Schwertfeger.......      0          0           0           0            0          0
Judith M.
  Stockdale..........      0          0           0           0            0          0
Eugene S. Sunshine...      0          0           0           0            0          0
-----------------------------------------------------------------------------------------

                             DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------
                          NORTH        NORTH        NORTH      NORTH
BOARD MEMBER           CAROLINA     CAROLINA     CAROLINA   CAROLINA       OHIO         OHIO
NOMINEES               DIVIDEND   DIVIDEND 2   DIVIDEND 3    PREMIUM   DIVIDEND   DIVIDEND 2
--------------------------------------------------------------------------------------------
Robert P. Bremner....    $ 0          $ 0          $ 0        $ 0         $ 0         $ 0
Lawrence H. Brown....      0            0            0          0           0           0
Jack B. Evans........      0            0            0          0           0           0
William C. Hunter....      0            0            0          0           0           0
David J. Kundert.....      0            0            0          0           0           0
William J.
  Schneider..........      0            0            0          0           0           0
Timothy R.
  Schwertfeger.......      0            0            0          0           0           0
Judith M.
  Stockdale..........      0            0            0          0           0           0
Eugene S. Sunshine...      0            0            0          0           0           0
--------------------------------------------------------------------------------------------

                                   DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------
BOARD MEMBER                 OHIO      OHIO   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
NOMINEES               DIVIDEND 3   QUALITY       DIVIDEND     DIVIDEND 2      PREMIUM 2     INVESTMENT
-------------------------------------------------------------------------------------------------------
Robert P. Bremner....      $ 0        $ 0         $ 0            $ 0            $ 0            $ 0
Lawrence H. Brown....        0          0           0              0              0              0
Jack B. Evans........        0          0           0              0              0              0
William C. Hunter....        0          0           0              0              0              0
David J. Kundert.....        0          0           0              0              0              0
William J.
  Schneider..........        0          0           0              0              0              0
Timothy R.
  Schwertfeger.......        0          0           0              0              0              0
Judith M.
  Stockdale..........        0          0           0              0              0              0
Eugene S. Sunshine...        0          0           0              0              0              0
-------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE
                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                       REGISTERED INVESTMENT
                      DOLLAR RANGE OF EQUITY SECURITIES                                   COMPANIES OVERSEEN
------------------------------------------------------------------------------               BY BOARD MEMBER
                                    TEXAS    VIRGINIA     VIRGINIA    VIRGINIA         NOMINEES IN FAMILY OF
BOARD MEMBER NOMINEES             QUALITY    DIVIDEND   DIVIDEND 2     PREMIUM       INVESTMENT COMPANIES(1)
------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0           $0              Over 100,000
Lawrence H. Brown.............          0           0           0            0              Over 100,000
Jack B. Evans.................          0           0           0            0              Over 100,000
William C. Hunter.............          0           0           0            0              Over 100,000
David J. Kundert..............          0           0           0            0            50,001-100,000
William J. Schneider..........          0           0           0            0              Over 100,000
Timothy R. Schwertfeger.......          0           0           0            0              Over 100,000
Judith M. Stockdale...........          0           0           0            0              Over 100,000
Eugene S. Sunshine............          0           0           0            0              Over 100,000
------------------------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2005. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                          FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------
                                                                TAX-
                                              FLOATING    ADVANTAGED
BOARD MEMBER                    FLOATING          RATE      FLOATING    SENIOR     ARIZONA      ARIZONA
NOMINEES                            RATE   OPPORTUNITY          RATE    INCOME    DIVIDEND   DIVIDEND 2
-------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         0             0             0         0           0           0
Lawrence H. Brown.............         0             0             0     1,000           0           0
Jack B. Evans.................     1,600             0             0     5,000           0           0
William C. Hunter.............         0             0             0         0           0           0
David J. Kundert..............         0             0             0         0           0           0
William J. Schneider..........         0         4,800             0         0           0           0
Timothy R. Schwertfeger.......         0             0             0    49,000           0           0
Judith M. Stockdale...........         0             0             0         0           0           0
Eugene S. Sunshine............         0             0             0         0           0           0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................     1,600         4,800             0    55,000           0           0
-------------------------------------------------------------------------------------------------------

                            FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------
BOARD MEMBER                       ARIZONA   ARIZONA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
NOMINEES                        DIVIDEND 3   PREMIUM        VALUE   PERFORMANCE   OPPORTUNITY   INVESTMENT
----------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       0           0          0             0             0            0
Lawrence H. Brown.............       0           0          0             0             0            0
Jack B. Evans.................       0           0          0             0             0            0
William C. Hunter.............       0           0          0             0             0            0
David J. Kundert..............       0           0          0             0             0            0
William J. Schneider..........       0           0          0             0             0            0
Timothy R. Schwertfeger.......       0           0          0             0             0            0
Judith M. Stockdale...........       0           0          0             0             0            0
Eugene S. Sunshine............       0           0          0             0             0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................       0           0          0             0             0            0
----------------------------------------------------------------------------------------------------------

                             FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------
BOARD MEMBER                    CALIFORNIA   CALIFORNIA      INSURED        INSURED   CALIFORNIA   CALIFORNIA
NOMINEES                            SELECT      QUALITY   CALIFORNIA   CALIFORNIA 2      PREMIUM     DIVIDEND
-------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       0            0            0             0             0            0
Lawrence H. Brown.............       0            0            0             0             0            0
Jack B. Evans.................       0            0            0             0             0            0
William C. Hunter.............       0            0            0             0             0            0
David J. Kundert..............       0            0            0             0             0            0
William J. Schneider..........       0            0            0             0             0            0
Timothy R. Schwertfeger.......       0            0            0             0             0            0
Judith M. Stockdale...........       0            0            0             0             0            0
Eugene S. Sunshine............       0            0            0             0             0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................       0            0            0             0             0            0
-------------------------------------------------------------------------------------------------------------

                             FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------
                                                             INSURED      INSURED
BOARD MEMBER                    CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CONNECTICUT   CONNECTICUT
NOMINEES                        DIVIDEND 2   DIVIDEND 3     DIVIDEND     TAX-FREE      DIVIDEND    DIVIDEND 2
-------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       0            0            0            0             0             0
Lawrence H. Brown.............       0            0            0            0             0             0
Jack B. Evans.................       0            0            0            0             0             0
William C. Hunter.............       0            0            0            0             0             0
David J. Kundert..............       0            0            0            0             0             0
William J. Schneider..........       0            0            0            0             0             0
Timothy R. Schwertfeger.......       0            0            0            0             0             0
Judith M. Stockdale...........       0            0            0            0             0             0
Eugene S. Sunshine............       0            0            0            0             0             0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................       0            0            0            0             0             0
-------------------------------------------------------------------------------------------------------------

                         FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-----------------------------------------------------------------------------------------------------
                                                             INSURED   INSURED
BOARD MEMBER                    CONNECTICUT   CONNECTICUT    FLORIDA   FLORIDA      FLORIDA   FLORIDA
NOMINEES                         DIVIDEND 3       PREMIUM   TAX-FREE   PREMIUM   INVESTMENT   QUALITY
-----------------------------------------------------------------------------------------------------
Robert P. Bremner.............        0             0           0          0          0           0
Lawrence H. Brown.............        0             0           0          0          0           0
Jack B. Evans.................        0             0           0          0          0           0
William C. Hunter.............        0             0           0          0          0           0
David J. Kundert..............        0             0           0          0          0           0
William J. Schneider..........        0             0           0          0          0           0
Timothy R. Schwertfeger.......        0             0           0          0          0           0
Judith M. Stockdale...........        0             0           0          0          0           0
Eugene S. Sunshine............        0             0           0          0          0           0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................        0             0           0          0          0           0
-----------------------------------------------------------------------------------------------------

                         FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------
BOARD MEMBER                     GEORGIA      GEORGIA   GEORGIA   MARYLAND     MARYLAND     MARYLAND
NOMINEES                        DIVIDEND   DIVIDEND 2   PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
----------------------------------------------------------------------------------------------------
Robert P. Bremner.............      0           0           0         0            0            0
Lawrence H. Brown.............      0           0           0         0            0            0
Jack B. Evans.................      0           0           0         0            0            0
William C. Hunter.............      0           0           0         0            0            0
David J. Kundert..............      0           0           0         0            0            0
William J. Schneider..........      0           0           0         0            0            0
Timothy R. Schwertfeger.......      0           0           0         0            0            0
Judith M. Stockdale...........      0           0           0         0            0            0
Eugene S. Sunshine............      0           0           0         0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................      0           0           0         0            0            0
----------------------------------------------------------------------------------------------------

                              FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------
                                                 INSURED
BOARD MEMBER                    MARYLAND   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MICHIGAN   MICHIGAN
NOMINEES                         PREMIUM        TAX-FREE        DIVIDEND         PREMIUM   DIVIDEND    PREMIUM
--------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............      0             0               0               0            0          0
Lawrence H. Brown.............      0             0               0               0            0          0
Jack B. Evans.................      0             0               0               0            0          0
William C. Hunter.............      0             0               0               0            0          0
David J. Kundert..............      0             0               0               0            0          0
William J. Schneider..........      0             0               0               0            0          0
Timothy R. Schwertfeger.......      0             0               0               0            0          0
Judith M. Stockdale...........      0             0               0               0            0          0
Eugene S. Sunshine............      0             0               0               0            0          0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................      0             0               0               0            0          0
--------------------------------------------------------------------------------------------------------------

                   FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-----------------------------------------------------------------------------------------
                                                  NEW          NEW          NEW       NEW
BOARD MEMBER           MICHIGAN   MISSOURI     JERSEY       JERSEY       JERSEY    JERSEY
NOMINEES                QUALITY    PREMIUM   DIVIDEND   DIVIDEND 2   INVESTMENT   PREMIUM
-----------------------------------------------------------------------------------------
Robert P. Bremner....      0          0           0           0            0          0
Lawrence H. Brown....      0          0           0           0            0          0
Jack B. Evans........      0          0           0           0            0          0
William C. Hunter....      0          0           0           0            0          0
David J. Kundert.....      0          0           0           0            0          0
William J.
  Schneider..........      0          0           0           0            0          0
Timothy R.
  Schwertfeger.......      0          0           0           0            0          0
Judith M.
  Stockdale..........      0          0           0           0            0          0
Eugene S. Sunshine...      0          0           0           0            0          0
ALL BOARD MEMBERS AND
  OFFICERS AS A
  GROUP..............      0          0           0           0            0          0
-----------------------------------------------------------------------------------------

                     FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------
                          NORTH        NORTH        NORTH      NORTH
BOARD MEMBER           CAROLINA     CAROLINA     CAROLINA   CAROLINA       OHIO         OHIO
NOMINEES               DIVIDEND   DIVIDEND 2   DIVIDEND 3    PREMIUM   DIVIDEND   DIVIDEND 2
--------------------------------------------------------------------------------------------
Robert P. Bremner....      0            0            0          0           0           0
Lawrence H. Brown....      0            0            0          0           0           0
Jack B. Evans........      0            0            0          0           0           0
William C. Hunter....      0            0            0          0           0           0
David J. Kundert.....      0            0            0          0           0           0
William J.
  Schneider..........      0            0            0          0           0           0
Timothy R.
  Schwertfeger.......      0            0            0          0           0           0
Judith M.
  Stockdale..........      0            0            0          0           0           0
Eugene S. Sunshine...      0            0            0          0           0           0
ALL BOARD MEMBERS AND
  OFFICERS AS A
  GROUP..............      0            0            0          0           0           0
--------------------------------------------------------------------------------------------

                          FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------
BOARD MEMBER                 OHIO      OHIO   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
NOMINEES               DIVIDEND 3   QUALITY       DIVIDEND     DIVIDEND 2      PREMIUM 2     INVESTMENT
-------------------------------------------------------------------------------------------------------
Robert P. Bremner....        0          0           0              0              0              0
Lawrence H. Brown....        0          0           0              0              0              0
Jack B. Evans........        0          0           0              0              0              0
William C. Hunter....        0          0           0              0              0              0
David J. Kundert.....        0          0           0              0              0              0
William J.
  Schneider..........        0          0           0              0              0              0
Timothy R.
  Schwertfeger.......        0          0           0              0              0              0
Judith M.
  Stockdale..........        0          0           0              0              0              0
Eugene S. Sunshine...        0          0           0              0              0              0
ALL BOARD MEMBERS AND
  OFFICERS AS A
  GROUP..............        0          0           0              0              0              0
-------------------------------------------------------------------------------------------------------

             FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-----------------------------------------------------------------------------
                                   TEXAS    VIRGINIA     VIRGINIA    VIRGINIA
BOARD MEMBER NOMINEES            QUALITY    DIVIDEND   DIVIDEND 2     PREMIUM
-----------------------------------------------------------------------------
Robert P. Bremner.............         0           0           0            0
Lawrence H. Brown.............         0           0           0            0
Jack B. Evans.................         0           0           0            0
William C. Hunter.............         0           0           0            0
David J. Kundert..............         0           0           0            0
William J. Schneider..........         0           0           0            0
Timothy R. Schwertfeger.......         0           0           0            0
Judith M. Stockdale...........         0           0           0            0
Eugene S. Sunshine............         0           0           0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................         0           0           0            0
-----------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

On December 31, 2005, Board Members and executive officers as a group beneficially owned 1,338,618 shares of all funds managed by the Adviser (includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of September 18, 2006, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of September 18, 2006, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as listed below:

                       SHAREHOLDER NAME AND     AMOUNT OF SHARES
  FUND AND CLASS            ADDRESS(1)                OWNED           PERCENTAGE OWNED
-------------------  ------------------------  -------------------  --------------------

Senior Income Fund   First Trust Portfolios         3,122,382              10.5%
 -- Common Shares    L.P.
                     1001 Warrenville Road
                     Lisle, IL 60532
                     First Trust Advisors
                     L.P.
                     1001 Warrenville Road
                     Lisle, IL 60532
                     The Charger Corporation
                     1001 Warrenville Road
                     Lisle, IL 60532

---------------

(1) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation are shared beneficial owners of the amount and percentage of Senior Income shares shown. Information is based on a Schedule 13G filed on behalf of First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation on June 10, 2005.

COMPENSATION

Prior to January 1, 2006, for all Nuveen funds, Independent Board Members received an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $750 per day for audit committee attendance by telephone or in person where in-person attendance is not required and $500 per day for compliance, risk management and regulatory oversight committee attendance by telephone or in person where in-person attendance is not required;
(d) a fee of $500 per day for attendance at a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) received $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees were organized, the Board may have provided for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management could have, in its discretion, established a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2006, for all Nuveen funds, Independent Board Members receive a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting;
(c) a fee of $1,500 per meeting for attendance at an audit committee meeting;
(d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds held on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required.

The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. The Funds that are Participating Funds under the Deferred Compensation Plan are Floating Rate, Floating Rate Opportunity, Senior Income, California Value, California Performance, California Investment, California Select, California Quality, Insured California 2, California Dividend, California Dividend 2, California Dividend 3, Insured California Dividend, Insured Florida Premium, Florida Investment, Florida Quality, Michigan Quality, New Jersey Investment, New Jersey Premium, Pennsylvania Premium 2 and Pennsylvania Investment.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2005. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                                AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
------------------------------------------------------------------------------------------------------------
                                                                 TAX-
                                               FLOATING    ADVANTAGED
BOARD MEMBER                     FLOATING          RATE      FLOATING        SENIOR     ARIZONA      ARIZONA
NOMINEES                             RATE   OPPORTUNITY          RATE        INCOME    DIVIDEND   DIVIDEND 2
------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............     $2,909       $1,746           $754          $897         $96        $151
Lawrence H. Brown.............      2,666        1,600            691           820          89         139
Jack B. Evans.................      2,834        1,701            734           876          93         147
William C. Hunter.............      1,593          956            412           445          68         107
David J. Kundert..............      2,104        1,263            545           635          67         106
William J. Schneider..........      2,814        1,689            729           847          93         146
Judith M. Stockdale...........      2,096        1,258            543           635          69         108
Eugene S. Sunshine............      2,624        1,575            680           808          85         134
------------------------------------------------------------------------------------------------------------

                           AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
-------------------------------------------------------------------------------------------------
BOARD MEMBER              ARIZONA   ARIZONA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
NOMINEES               DIVIDEND 3   PREMIUM        VALUE   PERFORMANCE   OPPORTUNITY   INVESTMENT
-------------------------------------------------------------------------------------------------
Robert P. Bremner....    $181        $256       $651          $777          $495         $819
Lawrence H. Brown....     167         236        592           706           453          744
Jack B. Evans........     176         249        635           758           480          798
William C. Hunter....     128         180        391           467           376          492
David J. Kundert.....     127         180        517           617           374          650
William J.
  Schneider..........     174         247        638           761           476          802
Judith M.
  Stockdale..........     129         182        510           609           381          641
Eugene S. Sunshine...     160         226        593           707           433          745
-------------------------------------------------------------------------------------------------

                            AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
----------------------------------------------------------------------------------------------------
BOARD MEMBER           CALIFORNIA   CALIFORNIA      INSURED        INSURED   CALIFORNIA   CALIFORNIA
NOMINEES                   SELECT      QUALITY   CALIFORNIA   CALIFORNIA 2      PREMIUM     DIVIDEND
----------------------------------------------------------------------------------------------------
Robert P. Bremner....  $1,401       $1,344         $369          $725          $322       $1,377
Lawrence H. Brown....   1,273        1,221          338           659           295        1,251
Jack B. Evans........   1,366        1,310          358           707           312        1,342
William C. Hunter....     842          808          280           436           245          827
David J. Kundert.....   1,112        1,066          279           575           244        1,092
William J.
  Schneider..........   1,372        1,316          354           710           310        1,348
Judith M.
  Stockdale..........   1,097        1,052          284           568           248        1,078
Eugene S. Sunshine...   1,275        1,223          323           660           282        1,253
----------------------------------------------------------------------------------------------------

                            AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
----------------------------------------------------------------------------------------------------
                                                    INSURED      INSURED
BOARD MEMBER           CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CONNECTICUT   CONNECTICUT
NOMINEES               DIVIDEND 2   DIVIDEND 3     DIVIDEND     TAX-FREE      DIVIDEND    DIVIDEND 2
----------------------------------------------------------------------------------------------------
Robert P. Bremner....    $856       $1,395         $900         $334          $126          $114
Lawrence H. Brown....     778        1,267          818          306           135           122
Jack B. Evans........     834        1,359          878          324           138           125
William C. Hunter....     514          837          541          254           110           100
David J. Kundert.....     679        1,106          714          253           109            99
William J.
  Schneider..........     838        1,365          881          321           139           126
Judith M.
  Stockdale..........     670        1,092          705          257           111           100
Eugene S. Sunshine...     779        1,269          819          293           128           116
----------------------------------------------------------------------------------------------------

                        AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
--------------------------------------------------------------------------------------------
                                                    INSURED   INSURED
BOARD MEMBER           CONNECTICUT   CONNECTICUT    FLORIDA   FLORIDA      FLORIDA   FLORIDA
NOMINEES                DIVIDEND 3       PREMIUM   TAX-FREE   PREMIUM   INVESTMENT   QUALITY
--------------------------------------------------------------------------------------------
Robert P. Bremner....      $206          $255        $190       $759       $864        $756
Lawrence H. Brown....      221           273         180        715        813         712
Jack B. Evans........      226           280         185        744        846         740
William C. Hunter....      180           222         161        667        759         664
David J. Kundert.....      179           221         160        682        776         679
William J.
  Schneider..........      227           280         185        739        841         736
Judith M.
  Stockdale..........      181           224         162        659        750         656
Eugene S. Sunshine...      209           258         162        685        778         681
--------------------------------------------------------------------------------------------

                        AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
-------------------------------------------------------------------------------------------
BOARD MEMBER            GEORGIA      GEORGIA   GEORGIA   MARYLAND     MARYLAND     MARYLAND
NOMINEES               DIVIDEND   DIVIDEND 2   PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
-------------------------------------------------------------------------------------------
Robert P. Bremner....    $96         $214        $183      $204         $206         $254
Lawrence H. Brown....    103         229         195       218          221          272
Jack B. Evans........    105         234         200       223          226          278
William C. Hunter....     84         186         159       177          179          221
David J. Kundert.....     83         185         158       176          179          220
William J.
  Schneider..........    106         235         200       223          226          279
Judith M.
  Stockdale..........     84         187         160       178          181          222
Eugene S. Sunshine...     97         216         184       206          208          257
-------------------------------------------------------------------------------------------

                             AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
-----------------------------------------------------------------------------------------------------
                                        INSURED
BOARD MEMBER           MARYLAND   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MICHIGAN   MICHIGAN
NOMINEES                PREMIUM        TAX-FREE        DIVIDEND         PREMIUM   DIVIDEND    PREMIUM
-----------------------------------------------------------------------------------------------------
Robert P. Bremner....    $512          $131            $97             $226         $129       $473
Lawrence H. Brown....    547           140             104             242          119        436
Jack B. Evans........    561           143             106             247          125        460
William C. Hunter....    445           114              85             197           91        334
David J. Kundert.....    443           113              84             195           91        332
William J.
  Schneider..........    562           144             107             248          124        456
Judith M.
  Stockdale..........    448           115              85             198           92        338
Eugene S. Sunshine...    517           132              98             228          114        419
-----------------------------------------------------------------------------------------------------

                         AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
----------------------------------------------------------------------------------------------
BOARD MEMBER           MICHIGAN   MISSOURI   NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW JERSEY
NOMINEES                QUALITY    PREMIUM     DIVIDEND   DIVIDEND 2   INVESTMENT      PREMIUM
----------------------------------------------------------------------------------------------
Robert P. Bremner....   $754       $108        $330         $232       $1,060         $626
Lawrence H. Brown....    692        115         313          220          998          589
Jack B. Evans........    735        118         321          226        1,038          613
William C. Hunter....    414         93         279          196          932          550
David J. Kundert.....    546         93         278          195          953          563
William J.
  Schneider..........    729        118         322          226        1,032          609
Judith M.
  Stockdale..........    542         94         281          197          920          543
Eugene S. Sunshine...    681        109         282          198          956          564
----------------------------------------------------------------------------------------------

                        AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
--------------------------------------------------------------------------------------------
                          NORTH        NORTH        NORTH      NORTH
BOARD MEMBER           CAROLINA     CAROLINA     CAROLINA   CAROLINA       OHIO         OHIO
NOMINEES               DIVIDEND   DIVIDEND 2   DIVIDEND 3    PREMIUM   DIVIDEND   DIVIDEND 2
--------------------------------------------------------------------------------------------
Robert P. Bremner....   $111         $184         $185       $304        $261        $194
Lawrence H. Brown....    119          196          197        325         240         178
Jack B. Evans........    122          201          202        333         254         188
William C. Hunter....     97          160          160        265         184         137
David J. Kundert.....     96          159          160        263         183         136
William J.
  Schneider..........    122          201          202        334         251         187
Judith M.
  Stockdale..........     97          161          161        266         186         138
Eugene S. Sunshine...    112          185          186        307         231         171
--------------------------------------------------------------------------------------------

                              AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
-------------------------------------------------------------------------------------------------------
BOARD MEMBER                 OHIO      OHIO   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
NOMINEES               DIVIDEND 3   QUALITY       DIVIDEND     DIVIDEND 2      PREMIUM 2     INVESTMENT
-------------------------------------------------------------------------------------------------------
Robert P. Bremner....     $135       $641        $170           $192           $793           $857
Lawrence H. Brown....      124        591         162            182            747            807
Jack B. Evans........      131        623         166            187            777            839
William C. Hunter....       95        452         144            162            697            753
David J. Kundert.....       95        450         143            162            713            770
William J.
  Schneider..........      130        618         166            187            773            834
Judith M.
  Stockdale..........       96        457         145            163            689            744
Eugene S. Sunshine...      119        567         146            164            715            772
-------------------------------------------------------------------------------------------------------

                        AGGREGATE COMPENSATION FROM THE FUNDS(1)(2)
--------------------------------------------------------------------------------------------
                                                                                       TOTAL
                                                                                COMPENSATION
                                                                                 FROM NUVEEN
                                                                               FUNDS PAID TO
BOARD MEMBER                      TEXAS    VIRGINIA     VIRGINIA    VIRGINIA           BOARD
NOMINEES                        QUALITY    DIVIDEND   DIVIDEND 2     PREMIUM         MEMBERS
--------------------------------------------------------------------------------------------
Robert P. Bremner.............     $583        $155        $282         $435       $133,125
Lawrence H. Brown.............      537         166         301          465        134,625
Jack B. Evans.................      567         170         308          476        138,625
William C. Hunter.............      411         135         245          378        119,625
David J. Kundert..............      409         134         244          376         82,935
William J. Schneider..........      562         171         309          477        136,125
Judith M. Stockdale...........      416         136         247          381        119,725
Eugene S. Sunshine............      516         157         284          439         88,435
--------------------------------------------------------------------------------------------

(1) For each Fund, the aggregate compensation numbers are based on a combination of the compensation schedules in effect prior to and after January 1, 2006.

(2) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                           DEFERRED FEES
   ---------------------------------------------------------------------------------------------
                                                        TAX-
                                       FLOATING   ADVANTAGED
   BOARD MEMBER          FLOATING          RATE     FLOATING   SENIOR   CALIFORNIA    CALIFORNIA
   NOMINEES                  RATE   OPPORTUNITY         RATE   INCOME        VALUE   PERFORMANCE
   ---------------------------------------------------------------------------------------------
   Robert P. Bremner...    $449         $269          $116      $138       $102          $122
   Lawrence H. Brown...     --           --            --        --         --            --
   Jack B. Evans.......    723          434           187       223        164           196
   William C. Hunter...  1,593          956           412       445        391           467
   David J. Kundert....  2,104        1,263           545       635        517           617
   William J.
     Schneider.........  2,814        1,689           729       847        638           761
   Judith M.
     Stockdale.........  1,266          760           328       385        310           371
   Eugene S.
     Sunshine..........  2,278        1,367           590       709        520           620
   ---------------------------------------------------------------------------------------------

                                      DEFERRED FEES
-----------------------------------------------------------------------------------------
BOARD MEMBER             CALIFORNIA   CALIFORNIA   CALIFORNIA        INSURED   CALIFORNIA
NOMINEES                 INVESTMENT       SELECT      QUALITY   CALIFORNIA 2     DIVIDEND
-----------------------------------------------------------------------------------------
Robert P. Bremner......     $128         $220         $211          $114          $216
Lawrence H. Brown......      --           --           --            --            --
Jack B. Evans..........     207          354          339           183           347
William C. Hunter......     492          842          808           436           827
David J. Kundert.......     650        1,112        1,066           575         1,092
William J. Schneider...     802        1,372        1,316           710         1,348
Judith M. Stockdale....     390          668          641           346           656
Eugene S. Sunshine.....     653        1,118        1,072           579         1,099
-----------------------------------------------------------------------------------------

                                   DEFERRED FEES
------------------------------------------------------------------------------------
                                                      INSURED   INSURED
BOARD MEMBER             CALIFORNIA   CALIFORNIA   CALIFORNIA   FLORIDA      FLORIDA
NOMINEES                 DIVIDEND 2   DIVIDEND 3     DIVIDEND   PREMIUM   INVESTMENT
------------------------------------------------------------------------------------
Robert P. Bremner......     $134         $219         $141        $120       $136
Lawrence H. Brown......      --           --           --          --         --
Jack B. Evans..........     216          352          227         193        220
William C. Hunter......     514          837          541         667        759
David J. Kundert.......     679        1,106          714         682        776
William J. Schneider...     838        1,365          881         739        841
Judith M. Stockdale....     408          665          429         386        440
Eugene S. Sunshine.....     683        1,113          718         573        652
------------------------------------------------------------------------------------

                                           DEFERRED FEES
---------------------------------------------------------------------------------------------------
BOARD MEMBER             FLORIDA   MICHIGAN   NEW JERSEY   NEW JERSEY   PENNSYLVANIA   PENNSYLVANIA
NOMINEES                 QUALITY    QUALITY   INVESTMENT      PREMIUM      PREMIUM 2     INVESTMENT
---------------------------------------------------------------------------------------------------
Robert P. Bremner......    $119      $116        $167         $99           $125           $135
Lawrence H. Brown......     --        --          --           --            --             --
Jack B. Evans..........    193       188         270          159           202            218
William C. Hunter......    664       414         932          550           697            753
David J. Kundert.......    679       546         953          563           713            770
William J. Schneider...    736       729       1,032          609           773            834
Judith M. Stockdale....    385       327         540          319           404            436
Eugene S. Sunshine.....    570       590         800          472           598            646
---------------------------------------------------------------------------------------------------

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. Until December 31, 2006, the Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen. Under the matching contributions program, Nuveen will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held three meetings during its last fiscal year, except the dividend committee of the California Funds held four meetings.

Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last fiscal year.

Each Fund's Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is composed of Independent Board Members who are also "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds, (2) the quality and integrity of the financial statements of the Funds, and (3) the independent registered public accounting firm's qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds' independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last fiscal year.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds' website at www.nuveen.com/etf/products/fundGovernance.aspx. The nominating and governance committee of each Fund held four meetings during its last fiscal year.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director. The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board's effectiveness, and working with the Adviser's staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The Board of each Fund held five regular quarterly meetings and seven special meetings during the last fiscal year, except Floating Rate, Floating Rate Opportunity, Tax-Advantaged Floating Rate, Senior Income and the Arizona, Michigan, Ohio and the Texas Funds held four regular quarterly meetings and the Connecticut, Georgia, Massachusetts, Maryland, Missouri, North Carolina and Virginia Funds held six special meetings. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundgovernance.aspx.

THE OFFICERS

The following table sets forth information as of September 18, 2006 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTH DATE         FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief           Term: Annual  Managing Director (since   167
333 West Wacker Drive  Administrative  Length of     2002), Assistant
Chicago, IL 60606      Officer         Service:      Secretary and Associate
(9/9/56)                               Since 1988    General Counsel,
                                                     formerly, Vice President
                                                     of Nuveen Investments,
                                                     LLC; Managing Director
                                                     (since 2002), Assistant
                                                     Secretary and Associate
                                                     General Counsel,
                                                     formerly, Vice President
                                                     of Nuveen Asset
                                                     Management; Managing
                                                     Director (since 2004)
                                                     and Assistant Secretary
                                                     (since 1994) of Nuveen
                                                     Investments, Inc.;
                                                     Assistant Secretary of
                                                     NWQ Investment
                                                     Management Company, LLC
                                                     (since 2002); Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Managing Director,
                                                     Associate General
                                                     Counsel and Assistant
                                                     Secretary of Rittenhouse
                                                     Asset Management, Inc.
                                                     and Symphony Asset
                                                     Management LLC (since
                                                     2003); Assistant
                                                     Secretary, Santa Barbara
                                                     Asset Management LLC
                                                     (since 2006);
                                                     previously, Managing
                                                     Director (from
                                                     2002-2004), General
                                                     Counsel and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.;(2)
                                                     Chartered Financial
                                                     Analyst.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTH DATE         FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------

Julia L. Antonatos     Vice President  Term: Annual  Managing Director (since   167
333 West Wacker Drive                  Length of     2005), formerly, Vice
Chicago, IL 60606                      Service:      President, formerly,
(9/22/63)                              Since 2004    Assistant Vice President
                                                     of Nuveen Investments,
                                                     LLC; Chartered Financial
                                                     Analyst.

Michael T. Atkinson    Vice President  Term: Annual  Vice President (since      167
333 West Wacker Drive  and Assistant   Length of     2002), formerly
Chicago, IL 60606      Secretary       Service:      Assistant Vice
(2/3/66)                               Since 2002    President, formerly,
                                                     Associate of Nuveen
                                                     Investments, LLC.

Peter H. D'Arrigo      Vice President  Term: Annual  Vice President and         167
333 West Wacker Drive  and Treasurer   Length of     Treasurer (since 1999)
Chicago, IL 60606                      Service:      of Nuveen Investments,
(11/28/67)                             Since 1999    LLC and of Nuveen
                                                     Investments, Inc.; Vice
                                                     President and Treasurer
                                                     of Nuveen Asset
                                                     Management (since 2002)
                                                     and of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Assistant Treasurer of
                                                     NWQ Investments
                                                     Management Company, LLC
                                                     (since 2002); Vice
                                                     President and Treasurer
                                                     (since 2003) of Nuveen
                                                     Rittenhouse Asset
                                                     Management, Inc.; and
                                                     Symphony Asset
                                                     Management LLC;
                                                     Treasurer (since 2006),
                                                     Santa Barbara Asset
                                                     Management LLC;
                                                     formerly, Vice President
                                                     and Treasurer (from 1999
                                                     to 2004) of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.;(2)
                                                     Chartered Financial
                                                     Analyst.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTH DATE         FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------

John N. Desmond        Vice President  Term: Annual  Vice President, Director   167
333 West Wacker Drive                  Length of     of Investment
Chicago, IL 60606                      Service:      Operations, Nuveen
(8/24/61)                              Since 2005    Investments, LLC (since
                                                     2005); formerly,
                                                     Director, Business
                                                     Manager, Deutsche Asset
                                                     Management (2003-2004);
                                                     formerly, Director,
                                                     Business Development and
                                                     Transformation, Deutsche
                                                     Trust Bank Japan
                                                     (2002-2003); formerly,
                                                     Senior Vice President,
                                                     Head of Investment
                                                     Operations and Systems,
                                                     Scudder Investments
                                                     Japan, (2000-2002);
                                                     formerly, Senior Vice
                                                     President, Head of Plan
                                                     Administration and
                                                     Participant Services,
                                                     Scudder Investments
                                                     (1995-2002).

Jessica R. Droeger     Vice President  Term: Annual  Vice President (since      167
333 West Wacker Drive  and Secretary   Length of     2002) and Assistant
Chicago, IL 60606                      Service:      General Counsel (since
(9/24/64)                              Since 1998    1998), formerly,
                                                     Assistant Vice President
                                                     of Nuveen Investments,
                                                     LLC; Vice President and
                                                     Assistant Secretary
                                                     (since 2005) of Nuveen
                                                     Asset Management; Vice
                                                     President (from 2002 to
                                                     2004) and Assistant
                                                     Secretary (from 1998 to
                                                     2004) of Nuveen Advisory
                                                     Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.(2)

Lorna C. Ferguson      Vice President  Term: Annual  Managing Director (since   167
333 West Wacker Drive                  Length of     2004), formerly, Vice
Chicago, IL 60606                      Service:      President of Nuveen
(10/24/45)                             Since 1998    Investments, LLC;
                                                     Managing Director of
                                                     Nuveen Asset Management;
                                                     formerly, Managing
                                                     Director (2004),
                                                     formerly, Vice President
                                                     of Nuveen Advisory Corp.
                                                     and Nuveen Institutional
                                                     Advisory Corp.(2)

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTH DATE         FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------

William M. Fitzgerald  Vice President  Term: Annual  Managing Director of       167
333 West Wacker Drive                  Length of     Nuveen Asset Management
Chicago, IL 60606                      Service:      (since 2001); Vice
(3/2/64)                               Since 1995    President of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     formerly, Managing
                                                     Director (from 2001 to
                                                     2004), formerly, Vice
                                                     President of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2);
                                                     Chartered Financial
                                                     Analyst.

Stephen D. Foy         Vice President  Term: Annual  Vice President (since      167
333 West Wacker Drive  and Controller  Length of     1993) and Funds
Chicago, IL 60606                      Service:      Controller (since 1998)
(5/31/54)                              Since 1993    of Nuveen Investments,
                                                     LLC; Vice President
                                                     (since 1998), formerly,
                                                     Funds Controller of
                                                     Nuveen Investments,
                                                     Inc.; Certified Public
                                                     Accountant.

Walter M. Kelly        Chief           Term: Annual  Assistant Vice President   167
333 West Wacker Drive  Compliance      Length of     and Assistant Secretary
Chicago, IL 60606      Officer         Service:      of the Nuveen Funds
(2/24/70)                              Since 2003    (since 2003); Assistant
                                                     Vice President and
                                                     Assistant General
                                                     Counsel (since 2003) of
                                                     Nuveen Investments, LLC;
                                                     previously, Associate
                                                     (2001-2003) at the law
                                                     firm of Vedder, Price,
                                                     Kaufman & Kammholz, P.C.

David J. Lamb          Vice President  Term: Annual  Vice President of Nuveen   167
333 West Wacker Drive                  Length of     Investments, LLC (since
Chicago, IL 60606                      Service:      2000); Certified Public
(3/22/63)                              Since 2000    Accountant.

Tina M. Lazar          Vice President  Term: Annual  Vice President of Nuveen   167
333 West Wacker Drive                  Length of     Investments, LLC (since
Chicago, IL 60606                      Service:      1999).
(8/27/61)                              Since 2002

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTH DATE         FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------

Larry W. Martin        Vice President  Term: Annual  Vice President,            167
333 West Wacker Drive  and Assistant   Length of     Assistant Secretary and
Chicago, IL 60606      Secretary       Service:      Assistant General
(7/27/51)                              Since 1988    Counsel of Nuveen
                                                     Investments, LLC; Vice
                                                     President, Assistant
                                                     General Counsel and
                                                     Assistant Secretary of
                                                     Nuveen Investments,
                                                     Inc.; Vice President
                                                     (since 2005) and
                                                     Assistant Secretary
                                                     (since 1997) of Nuveen
                                                     Asset Management; Vice
                                                     President (since 2000),
                                                     Assistant Secretary and
                                                     Assistant General
                                                     Counsel (since 1998) of
                                                     Rittenhouse Asset
                                                     Management, Inc.; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Assistant Secretary of
                                                     NWQ Investment
                                                     Management Company, LLC
                                                     (since 2002) and
                                                     Symphony Asset
                                                     Management LLC (since
                                                     2003); formerly, Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2)
-----------------------------------------------------------------------------------------

(1) Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the financial statements of each Fund, and (3) the independent registered public accounting firm's qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund's annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member meets the independence and experience requirements applicable to the Funds of the New York Stock Exchange and the American Stock Exchange, Section 10A of the 1934 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC").

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that each Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
Eugene S. Sunshine
William J. Schneider

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed by Ernst & Young LLP during each Fund's last two fiscal years for engagements directly related to the operations and financial reporting of each fund including those relating (i) to each Fund for services provided to the Fund and
(ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities").

---------------------------------------------------------------------------------------------------------------------------
                                    AUDIT FEES(1)           AUDIT RELATED FEES(2)                    TAX FEES(3)
                                  -----------------   ---------------------------------   ---------------------------------
                                                                          ADVISER AND                         ADVISER AND
                                                                            ADVISER                             ADVISER
                                        FUND               FUND            ENTITIES            FUND            ENTITIES
                                  -----------------   ---------------   ---------------   ---------------   ---------------
                                   FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                     YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                    ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                     2005      2006     2005     2006     2005     2006     2005     2006     2005     2006
                                  -----------------------------------------------------------------------------------------
Floating Rate...................  $58,333   $62,471    $ 0      $ 0       $ 0      $ 0    $  919    $800    $4,950   $4,950
Floating Rate Opportunity.......   48,364    44,864      0        0         0        0       860     800     4,950    4,950
Tax-Advantaged Floating Rate....   37,000    21,500      0        0         0        0         0     800     4,950    4,950
Senior Income...................   28,803    30,665      0        0         0        0       834     800     4,950    4,950
Arizona Dividend................    6,513     6,919      0        0         0        0       586     428     2,200    2,200
Arizona Dividend 2..............    6,984     7,422      0        0         0        0       593     444     2,200    2,200
Arizona Dividend 3..............    7,234     7,696      0        0         0        0       597     452     2,200    2,200
Arizona Premium.................    7,875     8,382      0        0         0        0       411     400     2,200    2,200
California Value................   11,682    12,412      0        0         0        0       429     400     2,200    2,200
California Performance..........   12,820    13,656      0        0         0        0       434     400     2,200    2,200
California Opportunity..........   10,269    10,927      0        0         0        0       422     400     2,200    2,200
California Investment...........   13,228    14,056      0        0         0        0       436     400     2,200    2,200
California Select...............   18,575    19,741      0        0         0        0       462     400     2,200    2,200
California Quality..............   18,014    19,204      0        0         0        0       459     400     2,200    2,200
Insured California..............    9,124     9,668      0        0         0        0       417     400     2,200    2,200
Insured California 2............   12,370    13,145      0        0         0        0       432     400     2,200    2,200
California Premium..............    8,660     9,215      0        0         0        0       414     400     2,200    2,200
California Dividend.............   18,320    19,518      0        0         0        0     1,009     400     2,200    2,200
California Dividend 2...........   13,481    14,426      0        0         0        0       776     400     2,200    2,200
California Dividend 3...........   18,395    19,709      0        0         0        0     1,013     400     2,200    2,200
Insured California Dividend.....   13,938    14,865      0        0         0        0       972     400     2,200    2,200

--------------------------------  ---------------------------------
                                          ALL OTHER FEES(4)
                                  ---------------------------------
                                                        ADVISER
                                                      AND ADVISER
                                       FUND            ENTITIES
                                  ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED
                                    2005     2006     2005     2006
                                  ---------------------------------
Floating Rate...................  $1,550   $1,550     $ 0      $ 0
Floating Rate Opportunity.......   1,550    1,550       0        0
Tax-Advantaged Floating Rate....       0    1,550       0        0
Senior Income...................   6,050    6,300       0        0
Arizona Dividend................   2,700    2,900       0        0
Arizona Dividend 2..............   2,700    2,900       0        0
Arizona Dividend 3..............   2,700    2,900       0        0
Arizona Premium.................   2,700    2,900       0        0
California Value................       0        0       0        0
California Performance..........   2,700    2,900       0        0
California Opportunity..........   2,700    2,900       0        0
California Investment...........   2,700    2,900       0        0
California Select...............   2,700    2,900       0        0
California Quality..............   2,700    2,900       0        0
Insured California..............   2,700    2,900       0        0
Insured California 2............   2,700    2,900       0        0
California Premium..............   2,700    2,900       0        0
California Dividend.............   2,700    2,900       0        0
California Dividend 2...........   2,700    2,900       0        0
California Dividend 3...........   2,700    2,900       0        0
Insured California Dividend.....   2,700    2,900       0        0

---------------------------------------------------------------------------------------------------------------------------
                                    AUDIT FEES(1)           AUDIT RELATED FEES(2)                    TAX FEES(3)
                                  -----------------   ---------------------------------   ---------------------------------
                                                                          ADVISER AND                         ADVISER AND
                                                                            ADVISER                             ADVISER
                                        FUND               FUND            ENTITIES            FUND            ENTITIES
                                  -----------------   ---------------   ---------------   ---------------   ---------------
                                   FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                     YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                    ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                     2005      2006     2005     2006     2005     2006     2005     2006     2005     2006
                                  -----------------------------------------------------------------------------------------
Insured California Tax-Free.....  $ 8,764   $ 9,342    $ 0      $ 0       $ 0      $ 0    $  692    $400    $2,200   $2,200
Connecticut Dividend............    7,042     7,485      0        0         0        0       578     461     2,200    2,200
Connecticut Dividend 2..........    6,917     7,348      0        0         0        0       578     456     2,200    2,200
Connecticut Dividend 3..........    7,908     8,406      0        0         0        0       581     501     2,200    2,200
Connecticut Premium.............    8,450     8,948      0        0         0        0       409     405     2,200    2,200
Insured Florida Tax-Free........    7,667     8,162      0        0         0        0       584     467     2,200    2,200
Insured Florida Premium.........   13,625    14,396      0        0         0        0       438     400     2,200    2,200
Florida Investment..............   14,677    15,581      0        0         0        0       443     400     2,200    2,200
Florida Quality.................   13,538    14,398      0        0         0        0       438     400     2,200    2,200
Georgia Dividend................    6,722     7,143      0        0         0        0       577     447     2,200    2,200
Georgia Dividend 2..............    7,991     8,495      0        0         0        0       581     504     2,200    2,200
Georgia Premium.................    7,649     8,130      0        0         0        0       406     403     2,200    2,200
Maryland Dividend...............    7,877     8,374      0        0         0        0       581     499     2,200    2,200
Maryland Dividend 2.............    7,906     8,401      0        0         0        0       581     501     2,200    2,200
Maryland Dividend 3.............    8,411     8,955      0        0         0        0       582     524     2,200    2,200
Maryland Premium................   11,195    11,902      0        0         0        0       417     410     2,200    2,200
Insured Massachusetts
  Tax-Free......................    7,091     7,543      0        0         0        0       578     450     2,200    2,200
Massachusetts Dividend..........    6,733     7,147      0        0         0        0       403     448     2,200    2,200
Massachusetts Premium...........    8,115     8,626      0        0         0        0       407     404     2,200    2,200
Michigan Dividend...............    6,790     7,220      0        0         0        0       590     437     2,200    2,200
Michigan Premium................    9,785    10,362      0        0         0        0       420     400     2,200    2,200
Michigan Quality................   12,181    12,895      0        0         0        0       431     400     2,200    2,200
Missouri Premium................    6,839     7,269      0        0         0        0       404     402     2,200    2,200
New Jersey Dividend.............    9,138     9,707      0        0         0        0       624     516     2,200    2,200
New Jersey Dividend 2...........    8,105     8,617      0        0         0        0       609     481     2,200    2,200
New Jersey Investment...........   16,737    17,682      0        0         0        0       453     400     2,200    2,200

--------------------------------  ---------------------------------
                                          ALL OTHER FEES(4)
                                  ---------------------------------
                                                        ADVISER
                                                      AND ADVISER
                                       FUND            ENTITIES
                                  ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED
                                    2005     2006     2005     2006
                                  ---------------------------------
Insured California Tax-Free.....  $2,700   $2,900     $ 0      $ 0
Connecticut Dividend............   2,650    2,850       0        0
Connecticut Dividend 2..........   2,650    2,850       0        0
Connecticut Dividend 3..........   2,650    2,850       0        0
Connecticut Premium.............   2,650    2,850       0        0
Insured Florida Tax-Free........   2,700    2,900       0        0
Insured Florida Premium.........   2,700    2,900       0        0
Florida Investment..............   2,700    2,900       0        0
Florida Quality.................   2,700    2,900       0        0
Georgia Dividend................   2,650    2,850       0        0
Georgia Dividend 2..............   2,650    2,850       0        0
Georgia Premium.................   2,650    2,850       0        0
Maryland Dividend...............   2,650    2,850       0        0
Maryland Dividend 2.............   2,650    2,850       0        0
Maryland Dividend 3.............   2,650    2,850       0        0
Maryland Premium................   2,650    2,850       0        0
Insured Massachusetts
  Tax-Free......................   2,650    2,850       0        0
Massachusetts Dividend..........   2,650    2,850       0        0
Massachusetts Premium...........   2,650    2,850       0        0
Michigan Dividend...............   2,700    2,900       0        0
Michigan Premium................   2,700    2,900       0        0
Michigan Quality................   2,700    2,900       0        0
Missouri Premium................   2,650    2,850       0        0
New Jersey Dividend.............   2,700    2,900       0        0
New Jersey Dividend 2...........   2,700    2,900       0        0
New Jersey Investment...........   2,700    2,900       0        0

---------------------------------------------------------------------------------------------------------------------------
                                    AUDIT FEES(1)           AUDIT RELATED FEES(2)                    TAX FEES(3)
                                  -----------------   ---------------------------------   ---------------------------------
                                                                          ADVISER AND                         ADVISER AND
                                                                            ADVISER                             ADVISER
                                        FUND               FUND            ENTITIES            FUND            ENTITIES
                                  -----------------   ---------------   ---------------   ---------------   ---------------
                                   FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL
                                     YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                    ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                     2005      2006     2005     2006     2005     2006     2005     2006     2005     2006
                                  -----------------------------------------------------------------------------------------
New Jersey Premium..............  $12,231   $12,893    $ 0      $ 0       $ 0      $ 0    $  431    $400    $2,200   $2,200
North Carolina Dividend.........    6,879     7,311      0        0         0        0       578     454     2,200    2,200
North Carolina Dividend 2.......    7,670     8,136      0        0         0        0       406     490     2,200    2,200
North Carolina Dividend 3.......    7,663     8,156      0        0         0        0       580     490     2,200    2,200
North Carolina Premium..........    8,977     9,510      0        0         0        0       410     406     2,200    2,200
Ohio Dividend...................    7,932     8,425      0        0         0        0       433     476     2,200    2,200
Ohio Dividend 2.................    7,349     7,810      0        0         0        0       424     456     2,200    2,200
Ohio Dividend 3.................    6,842     7,275      0        0         0        0       417     439     2,200    2,200
Ohio Quality....................   11,214    11,902      0        0         0        0       426     400     2,200    2,200
Pennsylvania Dividend...........    7,464     7,931      0        0         0        0       600     460     2,200    2,200
Pennsylvania Dividend 2.........    7,692     8,172      0        0         0        0       603     468     2,200    2,200
Pennsylvania Premium 2..........   13,977    14,750      0        0         0        0       440     400     2,200    2,200
Pennsylvania Investment.........   14,603    15,474      0        0         0        0       443     400     2,200    2,200
Texas Quality...................   10,691    11,377      0        0         0        0       424     400     2,200    2,200
Virginia Dividend...............    7,349     7,821      0        0         0        0       405     475     2,200    2,200
Virginia Dividend 2.............    8,710     9,260      0        0         0        0       583     537     2,200    2,200
Virginia Premium................   10,388    10,988      0        0         0        0       414     408     2,200    2,200
---------------------------------------------------------------------------------------------------------------------------

--------------------------------  ---------------------------------
                                          ALL OTHER FEES(4)
                                  ---------------------------------
                                                        ADVISER
                                                      AND ADVISER
                                       FUND            ENTITIES
                                  ---------------   ---------------
                                  FISCAL   FISCAL   FISCAL   FISCAL
                                    YEAR     YEAR     YEAR     YEAR
                                   ENDED    ENDED    ENDED    ENDED
                                    2005     2006     2005     2006
                                  ---------------------------------
New Jersey Premium..............  $2,700   $2,900     $ 0      $ 0
North Carolina Dividend.........   2,650    2,850       0        0
North Carolina Dividend 2.......   2,650    2,850       0        0
North Carolina Dividend 3.......   2,650    2,850       0        0
North Carolina Premium..........   2,650    2,850       0        0
Ohio Dividend...................   2,700    2,900       0        0
Ohio Dividend 2.................   2,700    2,900       0        0
Ohio Dividend 3.................   2,700    2,900       0        0
Ohio Quality....................   2,700    2,900       0        0
Pennsylvania Dividend...........   2,700    2,900       0        0
Pennsylvania Dividend 2.........   2,700    2,900       0        0
Pennsylvania Premium 2..........   2,700    2,900       0        0
Pennsylvania Investment.........   2,700    2,900       0        0
Texas Quality...................   2,700    2,900       0        0
Virginia Dividend...............   2,650    2,850       0        0
Virginia Dividend 2.............   2,650    2,850       0        0
Virginia Premium................   2,650    2,850       0        0
--------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Amounts reported for each respective fund under the column heading "Adviser and Adviser Entities" represents amounts billed to the Adviser exclusively for the preparation of the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these amounted to $282,575.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                                ADVISER ENTITIES
                                                              (ENGAGEMENTS RELATED           TOTAL NON-AUDIT FEES
                                                           DIRECTLY TO THE OPERATIONS       BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES        AND FINANCIAL REPORTING     ADVISER ENTITIES (ALL OTHER
            FUND                    BILLED TO FUND                  OF FUND)                     ENGAGEMENTS)              TOTAL
-----------------------------  -------------------------   ---------------------------   ----------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                ENDED 2005    ENDED 2006    ENDED 2005      ENDED 2006       ENDED 2005    ENDED 2006    ENDED 2005
-----------------------------------------------------------------------------------------------------------------------------------
Floating Rate................     $2,469        $2,350        $4,950          $4,950             $0            $0          $7,419
Floating Rate Opportunity....      2,410         2,350         4,950           4,950              0             0           7,360
Tax-Advantaged Floating
  Rate.......................          0         2,350         4,950           4,950              0             0           4,950
Senior Income................      6,884         7,100         4,950           4,950              0             0          11,834
Arizona Dividend.............      3,286         3,328         2,200           2,200              0             0           5,486
Arizona Dividend 2...........      3,293         3,344         2,200           2,200              0             0           5,493
Arizona Dividend 3...........      3,297         3,352         2,200           2,200              0             0           5,497
Arizona Premium..............      3,111         3,300         2,200           2,200              0             0           5,311
California Value.............        429           400         2,200           2,200              0             0           2,629
California Performance.......      3,134         3,300         2,200           2,200              0             0           5,334
California Opportunity.......      3,122         3,300         2,200           2,200              0             0           5,322
California Investment........      3,136         3,300         2,200           2,200              0             0           5,336
California Select............      3,162         3,300         2,200           2,200              0             0           5,362
California Quality...........      3,159         3,300         2,200           2,200              0             0           5,359
Insured California...........      3,117         3,300         2,200           2,200              0             0           5,317
Insured California 2.........      3,132         3,300         2,200           2,200              0             0           5,332
California Premium...........      3,114         3,300         2,200           2,200              0             0           5,314
California Dividend..........      3,709         3,300         2,200           2,200              0             0           5,909
California Dividend 2........      3,476         3,300         2,200           2,200              0             0           5,676
California Dividend 3........      3,713         3,300         2,200           2,200              0             0           5,913
Insured California
  Dividend...................      3,672         3,300         2,200           2,200              0             0           5,872

-----------------------------  -----------

            FUND                  TOTAL
-----------------------------  -----------
                               FISCAL YEAR
                                ENDED 2006
-----------------------------  -----------
Floating Rate................      $7,300
Floating Rate Opportunity....       7,300
Tax-Advantaged Floating
  Rate.......................       7,300
Senior Income................      12,050
Arizona Dividend.............       5,528
Arizona Dividend 2...........       5,544
Arizona Dividend 3...........       5,552
Arizona Premium..............       5,500
California Value.............       2,600
California Performance.......       5,500
California Opportunity.......       5,500
California Investment........       5,500
California Select............       5,500
California Quality...........       5,500
Insured California...........       5,500
Insured California 2.........       5,500
California Premium...........       5,500
California Dividend..........       5,500
California Dividend 2........       5,500
California Dividend 3........       5,500
Insured California
  Dividend...................       5,500

-----------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                                ADVISER ENTITIES
                                                              (ENGAGEMENTS RELATED           TOTAL NON-AUDIT FEES
                                                           DIRECTLY TO THE OPERATIONS       BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES        AND FINANCIAL REPORTING     ADVISER ENTITIES (ALL OTHER
            FUND                    BILLED TO FUND                  OF FUND)                     ENGAGEMENTS)              TOTAL
-----------------------------  -------------------------   ---------------------------   ----------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                ENDED 2005    ENDED 2006    ENDED 2005      ENDED 2006       ENDED 2005    ENDED 2006    ENDED 2005
-----------------------------------------------------------------------------------------------------------------------------------
Insured California
  Tax-Free...................    $ 3,392       $ 3,300       $ 2,200       $   2,200        $     0           $ 0         $ 5,593
Connecticut Dividend.........      3,228         3,311         2,200           2,200              0             0           5,428
Connecticut Dividend 2.......      3,228         3,306         2,200           2,200              0             0           5,428
Connecticut Dividend 3.......      3,231         3,351         2,200           2,200              0             0           5,431
Connecticut Premium..........      3,059         3,255         2,200           2,200              0             0           5,259
Insured Florida Tax-Free.....      3,284         3,367         2,200           2,200              0             0           5,484
Insured Florida Premium......      3,138         3,300         2,200           2,200              0             0           5,338
Florida Investment...........      3,143         3,300         2,200           2,200              0             0           5,343
Florida Quality..............      3,138         3,300         2,200           2,200              0             0           5,338
Georgia Dividend.............      3,227         3,297         2,200           2,200              0             0           5,427
Georgia Dividend 2...........      3,231         3,354         2,200           2,200              0             0           5,431
Georgia Premium..............      3,056         3,253         2,200           2,200              0             0           5,256
Maryland Dividend............      3,231         3,349         2,200           2,200              0             0           5,431
Maryland Dividend 2..........      3,231         3,351         2,200           2,200              0             0           5,431
Maryland Dividend 3..........      3,232         3,374         2,200           2,200              0             0           5,432
Maryland Premium.............      3,067         3,260         2,200           2,200              0             0           5,267
Insured Massachusetts
  Tax-Free...................      3,228         3,300         2,200           2,200              0             0           5,428
Massachusetts Dividend.......      3,053         3,298         2,200           2,200              0             0           5,253
Massachusetts Premium........      3,057         3,254         2,200           2,200              0             0           5,257
Michigan Dividend............      3,290         3,337         2,200           2,200              0             0           5,490
Michigan Premium.............      3,120         3,300         2,200           2,200              0             0           5,320
Michigan Quality.............      3,131         3,300         2,200           2,200              0             0           5,331
Missouri Premium.............      3,054         3,252         2,200           2,200              0             0           5,254

-----------------------------  -----------

            FUND                  TOTAL
-----------------------------  -----------
                               FISCAL YEAR
                                ENDED 2006
-----------------------------  -----------
Insured California
  Tax-Free...................   $   5,500
Connecticut Dividend.........       5,511
Connecticut Dividend 2.......       5,506
Connecticut Dividend 3.......       5,551
Connecticut Premium..........       5,455
Insured Florida Tax-Free.....       5,567
Insured Florida Premium......       5,500
Florida Investment...........       5,500
Florida Quality..............       5,500
Georgia Dividend.............       5,497
Georgia Dividend 2...........       5,554
Georgia Premium..............       5,453
Maryland Dividend............       5,549
Maryland Dividend 2..........       5,551
Maryland Dividend 3..........       5,574
Maryland Premium.............       5,460
Insured Massachusetts
  Tax-Free...................       5,500
Massachusetts Dividend.......       5,498
Massachusetts Premium........       5,454
Michigan Dividend............       5,537
Michigan Premium.............       5,500
Michigan Quality.............       5,500
Missouri Premium.............       5,452

-----------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                                ADVISER ENTITIES
                                                              (ENGAGEMENTS RELATED           TOTAL NON-AUDIT FEES
                                                           DIRECTLY TO THE OPERATIONS       BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES        AND FINANCIAL REPORTING     ADVISER ENTITIES (ALL OTHER
            FUND                    BILLED TO FUND                  OF FUND)                     ENGAGEMENTS)              TOTAL
-----------------------------  -------------------------   ---------------------------   ----------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                ENDED 2005    ENDED 2006    ENDED 2005      ENDED 2006       ENDED 2005    ENDED 2006    ENDED 2005
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey Dividend..........    $ 3,324       $ 3,416       $ 2,200       $   2,200        $     0           $ 0         $ 5,524
New Jersey Dividend 2........      3,309         3,381         2,200           2,200              0             0           5,509
New Jersey Investment........      3,153         3,300         2,200           2,200              0             0           5,353
New Jersey Premium...........      3,131         3,300         2,200           2,200              0             0           5,331
North Carolina Dividend......      3,228         3,304         2,200           2,200              0             0           5,428
North Carolina Dividend 2....      3,056         3,340         2,200           2,200              0             0           5,256
North Carolina Dividend 3....      3,230         3,340         2,200           2,200              0             0           5,430
North Carolina Premium.......      3,060         3,256         2,200           2,200              0             0           5,260
Ohio Dividend................      3,133         3,376         2,200           2,200              0             0           5,333
Ohio Dividend 2..............      3,124         3,356         2,200           2,200              0             0           5,324
Ohio Dividend 3..............      3,117         3,339         2,200           2,200              0             0           5,317
Ohio Quality.................      3,126         3,300         2,200           2,200              0             0           5,326
Pennsylvania Dividend........      3,300         3,360         2,200           2,200              0             0           5,500
Pennsylvania Dividend 2......      3,303         3,368         2,200           2,200              0             0           5,503
Pennsylvania Premium 2.......      3,140         3,300         2,200           2,200              0             0           5,340
Pennsylvania Investment......      3,143         3,300         2,200           2,200              0             0           5,343
Texas Quality................      3,124         3,300         2,200           2,200              0             0           5,324
Virginia Dividend............      3,055         3,325         2,200           2,200              0             0           5,255
Virginia Dividend 2..........      3,233         3,387         2,200           2,200              0             0           5,433
Virginia Premium.............      3,064         3,258         2,200           2,200              0             0           5,264

-----------------------------  -----------

            FUND                  TOTAL
-----------------------------  -----------
                               FISCAL YEAR
                                ENDED 2006
-----------------------------  -----------
New Jersey Dividend..........   $   5,616
New Jersey Dividend 2........       5,582
New Jersey Investment........       5,500
New Jersey Premium...........       5,500
North Carolina Dividend......       5,504
North Carolina Dividend 2....       5,540
North Carolina Dividend 3....       5,540
North Carolina Premium.......       5,456
Ohio Dividend................       5,576
Ohio Dividend 2..............       5,556
Ohio Dividend 3..............       5,539
Ohio Quality.................       5,500
Pennsylvania Dividend........       5,560
Pennsylvania Dividend 2......       5,568
Pennsylvania Premium 2.......       5,500
Pennsylvania Investment......       5,500
Texas Quality................       5,500
Virginia Dividend............       5,525
Virginia Dividend 2..........       5,587
Virginia Premium.............       5,458

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent registered public accounting firm's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by Ernst & Young LLP to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

ADDITIONAL INFORMATION

APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the SEC and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all
Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities, except a report on
Schedule 13G was filed on June 10, 2005 on behalf of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation indicating shared beneficial ownership of 10.5% of the common shares of Senior Income.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates had over $149 billion of assets under management as of June 30, 2006. Nuveen is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC."

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2007, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 6, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund's By-Laws, submit such written notice to the Fund not later than August 20, 2007 or prior to August 5, 2006, 2007. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member and so indicates it will be sent to the Lead Independent Director and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund, except Floating Rate, Floating Rate Opportunity, Tax-Advantaged Floating Rate, Senior Income, the Arizona Funds, the California Funds, the Florida Funds, the Michigan Funds, the New Jersey Funds, the Ohio Funds, the Pennsylvania Funds and Texas Quality, was May 31, 2006. The last fiscal year end for the Florida Funds, the New Jersey Funds and the Pennsylvania Funds was June 30, 2006. The last fiscal year end for Floating Rate, Floating Rate Opportunity, Tax-Advantaged Floating Rate, Senior Income, the Arizona Funds, the Michigan Funds, the Ohio Funds and Texas Quality was July 31, 2006. The last fiscal year end for the California Funds was August 31, 2006.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to an Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

October 4, 2006

                                                                      APPENDIX A

                               NUVEEN FUND BOARD
                            AUDIT COMMITTEE CHARTER
                                JANUARY 26, 2006

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10a of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

WITH RESPECT TO FUND FINANCIAL STATEMENTS:

     1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

     2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (sas) No. 90, Audit Committee Communications (which amended sas No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

     3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

     4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative gaap methods on the financial statements.

     5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

     6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

     8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

     2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

     3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

     4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     5. Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

     6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

     7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

     8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

WITH RESPECT TO ANY INTERNAL AUDITOR:

     1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

     2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

WITH RESPECT TO PRICING AND VALUATION OVERSIGHT:

     1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

     2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

     3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

     4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, nav errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

     5. Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

     6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

     7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

     8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

     9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

OTHER RESPONSIBILITIES:

     1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

     2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

     3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

     5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

     6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

     7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

     8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

     9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

   10. Undertaking an annual review of the performance of the Audit Committee.

   11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           JFR1106

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com

                               [Insert Fund Name]
999 999 999 999 99            MUNIPREFERRED SHARES

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-221-0697 and follow the recorded instructions.

2.      On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 14, 2006

The Annual Meeting of shareholders will be held in the 33rd floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, November 14, 2006 at 12:00 p.m., Central time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 14, 2006, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             ----------------------------------
                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)

                                        ---------------------------------------

                                        ---------------------------------------

                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.



                                                          NOV - MA MUNIPREF - MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.


1.      Election of Board Members:

       Class I:                     Class II:                         Class III:                        FOR             WITHHOLD
(01)   Lawrence H. Brown            (03)   William C. Hunter          (06)     Robert P. Bremner      NOMINEES          AUTHORITY
(02)   Judith M. Stockdale          (04)   David J. Kundert           (07)     Jack B. Evans       listed at left     to vote for
                                    (05)   Eugene S. Sunshine                                        (except as       all nominees
                                                                                                      marked to      listed at left
                                                                                                    the contrary)         [ ]
                                                                                                         [ ]

Preferred Shares Only
(08)   William J. Schneider
(09)   Timothy R. Schwertfeger



(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON
THE LINE PROVIDED ABOVE.)
-------------------------------------------------------------------

                          PLEASE SIGN ON REVERSE SIDE

                                                              NOV - MA PREF - MM

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com
                               [INSERT FUND NAME]
999 999 999 999 99               COMMON SHARES


                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-221-0697 and follow the recorded instructions.

2.    On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.

                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 14, 2006

The Annual Meeting of shareholders will be held in the 33rd floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, November 14, 2006 at 12:00 p.m., Central time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 14, 2006, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             -----------------------------------
                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)

                                        ----------------------------------------

                                        ----------------------------------------

                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

                                                             NOV - Com - MA - MM

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.    Election of Board Members:

Class I:                        Class II:                        Class III:                           FOR              WITHHOLD
(01)    Lawrence H. Brown       (03)     William C. Hunter       (06)      Robert P. Bremner       NOMINEES           AUTHORITY
(02)    Judith M. Stockdale     (04)     David J. Kundert        (07)      Jack B. Evans         listed at left      to vote for
                                (05)     Eugene S. Sunshine                                        (except as        all nominees
                                                                                                   marked to        listed at left
                                                                                                 the contrary)            [ ]
                                                                                                     [ ]

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON
THE LINE PROVIDED BELOW.)
-------------------------------------------------------------------

                          PLEASE SIGN ON REVERSE SIDE

                                                          November - Common - MM